WRL
FREEDOM
ATTAINER/REGISTERED TRADEMARK/
Flexible Payment
Variable Accumulation
Deferred Annuity
Contract

                             WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             201 HIGHLAND AVENUE
                             LARGO, FLORIDA 33770
                             (800) 851-9777
                             (813) 585-6565

                             This Prospectus describes the WRL Freedom
                             Attainer/registered trademark/ Variable Annuity (the "Contract"), a tax deferred variable annuity contract issued by Western Reserve Life Variable Assurance Co. of Ohio ("Western Reserve").

                             The Contract provides for accumulation of Contract values on a variable basis, a fixed basis, or a combination of both. The Contract also provides for the payment of periodic annuity payments on a variable basis or a fixed basis. If the variable basis is chosen, Contract values will be held in the WRL Series Annuity Account (the "Series Account") and will vary according to the investment performance of the underlying investment portfolios of the WRL Series Fund, Inc. (the "Fund"). If the fixed basis is chosen, Contract values will be allocated to the Fixed Account and earn interest at no less than the minimum guaranteed rate.

                             There are currently sixteen Sub-Accounts of the Series Account (in addition to the Fixed Account) available through this Contract during the Accumulation Period and after the Maturity Date. Each Sub-Account invests in one investment portfolio of the Fund and Net Purchase Payments will be allocated to one or more of these Sub-Accounts or the Fixed Account as directed by the Owner. These sixteen investment portfolios of the Fund are: the Aggressive Growth Portfolio, the Emerging Growth Portfolio, the Growth Portfolio, the Global Portfolio, the Balanced Portfolio, the Equity-Income Portfolio, the Bond Portfolio, the Short-to-Intermediate Government Portfolio, the Utility Portfolio, the Money Market Portfolio, the Tactical Asset Allocation Portfolio, the Value Equity Portfolio, the C.A.S.E. Growth Portfolio, the Global Sector Portfolio, the International Equity Portfolio and the U.S. Equity Portfolio.


PROSPECTUS DATED             This Prospectus sets forth information about the
May 1, 1996, as Supplemented Contract that a prospective investor should know
January 1, 1997              before investing. Additional information about the
                             Series Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated May 1, 1996, as supplemented January 1, 1997, which is incorporated herein by reference. The Statement of Additional
                             Information is available upon written or oral request and without charge from Western Reserve, P.O. Box 9051, Clearwater, FL 34618-9051; telephone number (800) 851-9777. The table of contents for the Statement of Additional Information appears on page 28.

                             THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, A BANK OR DEPOSITORY INSTITUTION, AND THE CONTRACT IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                             THESE SECURITIES HAVE NOT BEEN APPROVED OR
                             DISAPPROVED BY THE SECURITIES AND EXCHANGE
                             COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                             THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE WRL SERIES FUND, INC. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN ALL STATES. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
DEFINITIONS OF SPECIAL TERMS ......................................       1
SUMMARY ...........................................................       3
CONDENSED FINANCIAL INFORMATION ...................................       6
CALCULATION OF YIELDS AND TOTAL RETURNS ...........................       7
OTHER PERFORMANCE DATA ............................................       8
PUBLISHED RATINGS .................................................       9
WESTERN RESERVE, THE SERIES ACCOUNT, AND THE FUND  ................      10
  /bullet/ Western Reserve Life Assurance Co. of Ohio .............      10
  /bullet/ WRL Series Annuity Account .............................      10
  /bullet/ WRL Series Fund, Inc ...................................      10
CHARGES AND DEDUCTIONS ............................................      12
  /bullet/ Withdrawal Charge ......................................      12
  /bullet/ Transfer Charge ........................................      13
  /bullet/ Mortality and Expense Risk Charge ......................      13
  /bullet/ Annual Contract Charge .................................      13
  /bullet/ Administrative Charge ..................................      13
  /bullet/ Premium Taxes ..........................................      13
  /bullet/ Deductions for Other Taxes .............................      14
  /bullet/ Expenses of the Fund ...................................      14
THE CONTRACT ......................................................      14
  ACCUMULATION PROVISIONS .........................................      14
  /bullet/ Purchase Payments ......................................      14
  /bullet/ Net Purchase Payments ..................................      15
  /bullet/ Accumulation Unit Value ................................      15
  /bullet/ Experience Factor ......................................      15
  /bullet/ Computing Sub-Account Value ............................      15
  /bullet/ Transfers to and from, and among Allocation Options  ...      15
  /bullet/ Dollar Cost Averaging ..................................      16
  /bullet/ Asset Rebalancing Program ..............................      16
  /bullet/ Partial Withdrawals and Surrenders .....................      17
  /bullet/ Contract Loans For 401(a), 401(k), and 403(b) Contracts       18
  /bullet/ Death Benefits during the Accumulation Period  .........      19
  ANNUITY PROVISIONS ..............................................      20
  /bullet/ Maturity Date and Selection of Annuity Options  ........      20
  /bullet/ Fixed Account Annuity Options ..........................      21
  /bullet/ Series Account Annuity Options .........................      21
  /bullet/ Death Benefits after the Maturity Date .................      21
  /bullet/ Improved Annuity Rates .................................      22
  /bullet/ Proof of Age, Sex, and Survival ........................      22
OTHER MATTERS RELATING TO THE CONTRACT ............................      22
  /bullet/ Changes in Purchase Payments ...........................      22
  /bullet/ Right To Examine Contract ..............................      22
  /bullet/ Contract Payments ......................................      22
  /bullet/ Ownership ..............................................      22
  /bullet/ Annuitant ..............................................      22
  /bullet/ Beneficiary ............................................      22
  /bullet/ Modification or Waiver .................................      23
FEDERAL TAX MATTERS ...............................................      23
  /bullet/ Introduction ...........................................      23
  /bullet/ Company Tax Status .....................................      23
  /bullet/ Taxation of Annuities ..................................      23
  /bullet/ Qualified Plans ........................................      25
THE FIXED ACCOUNT .................................................      26
  /bullet/ Minimum Guaranteed and Current Interest Rates  .........      27
  /bullet/ Fixed Account Value ....................................      27
  /bullet/ Allocations, Transfers and Partial Withdrawals  ........      27
DISTRIBUTION OF THE CONTRACTS .....................................      27
VOTING RIGHTS .....................................................      27
LEGAL PROCEEDINGS .................................................      28
STATEMENT OF ADDITIONAL INFORMATION ...............................      28


DEFINITIONS OF SPECIAL TERMS

ACCUMULATION PERIOD        The period between the Contract Date and the Maturity Date while the Contract is In Force.

ACCUMULATION UNIT          An accounting unit of measure used to calculate Sub-Account values during the Accumulation
  VALUE                    Period.

ADMINISTRATIVE OFFICE      Western Reserve's administrative office for variable annuity products, the address of which is P.O. Box 9051, Clearwater, Florida 34618-9051. Telephone number: 1-800-851-9777; Fax number:1-800-572-0159.

ALLOCATION OPTIONS         The Fixed Account and the Sub-Accounts of the Series Account.

ANNUITANT                  The person named in the application, or as subsequently changed, to receive annuity payments.
                           The Annuitant may be changed as provided in the Contract's death benefit provisions and annuity provisions.

ANNUITY PROCEEDS           The amount applied to purchase periodic annuity payments. Such amount is the Annuity Value on the Maturity Date, less any applicable premium tax.

ANNUITY VALUE              The sum of the Series Account Value and the Fixed Account Value.

ANNUITY UNIT VALUE         An accounting unit of measure used to calculate annuity payments from certain Sub-Accounts after the Maturity Date.

ANNIVERSARY                The same day and month as the Contract Date for each succeeding year the Contract remains
                           In Force.

ATTAINED AGE               The Issue Age plus the number of completed Contract Years.

BENEFICIARY                The person(s) entitled to receive the death benefit proceeds under the Contract.

CASH VALUE                 The Annuity Value less any applicable premium taxes and any Withdrawal Charge.

CODE                       The Internal Revenue Code of 1986, as amended.

CONTINGENT                 The person named in the application, or subsequently designated, to become the new Beneficiary
  BENEFICIARY              upon the current Beneficiary's death.

CONTRACT DATE              The later of the date on which the initial Purchase Payment is received and the date that the properly completed application is received at Western Reserve's Administrative Office.

CONTRACT YEAR              A period of twelve consecutive months beginning on the Contract Date and any Anniversary thereafter.

FIXED ACCOUNT              An Allocation Option under the Contract, other than the Series Account, that provides for accumulation of Net Purchase Payments, and options for annuity payments on a fixed basis.
                           For Contracts issued in the State of Washington, the Fixed Account is used solely for Contract loans, and is not available for allocation of Net Purchase Payments or transfers of Annuity
                           Value from the Sub-Accounts.

FIXED ACCOUNT VALUE        During the Accumulation Period, a Contract's value allocated to the Fixed Account.

FUND                       WRL Series Fund, Inc.

IN FORCE                   Condition under which the Contract is active and the Owner is entitled to exercise all rights under the Contract.

ISSUE AGE                  Refers to the age on the birthday nearest the Contract Date.

MATURITY DATE              The date on which the Accumulation Period ends and annuity payments are to commence.

NET PURCHASE               The Purchase Payment less any applicable premium taxes.
  PAYMENT

NON-QUALIFIED              Contracts issued other than in connection with retirement plans. Non-Qualified Contracts
   CONTRACTS               do not qualify for special Federal income tax treatment under the Code.

OWNER                      The person(s) entitled to exercise all rights under the Contract. The Annuitant is the Owner unless the application states otherwise, or unless a change of ownership is made at a later time.


DEFINITIONS OF SPECIAL TERMS (CONTINUED)

PORTFOLIO                 A separtate investment portfolio of the Fund.

PURCHASE PAYMENTS         Amounts paid by an Owner or on the Owner's behalf to Western Reserve as consideration for the benefits provided by the Contract.

QUALIFIED CONTRACTS       Contracts issued in connection with retirement plans that qualify for special Federal income tax treatment under the Code.

SERIES ACCOUNT (OR        WRL Series Annuity Account, a separate investment account composed of several Sub-Accounts
  SEPARATE ACCOUNT)       established to receive and invest Net Purchase Payments not allocated to the Fixed Account.

SERIES ACCOUNT VALUE      During the Accumulation Period, the value in the Series Account allocable to a Contract, which value is equal to the total of the values allocable to a Contract in each of the Sub-Accounts during the Accumulation Period.

SUB-ACCOUNT               A sub-division of the Series Account that invests exclusively in the shares of a specified
                          Portfolio and supports the Contracts. Sub-Accounts corresponding to each applicable Portfolio hold assets under the Contract during the Accumulation Period. Other Sub-Accounts corresponding to each applicable Portfolio will hold assets after the Maturity Date if a Series Account annuity option is selected.

SURRENDER                 The termination of a Contract at the option of the Owner.

VALUATION DATE            Each day on which the New York Stock Exchange is open for business.

VALUATION PERIOD          The period commencing at the end of one Valuation Date and continuing to the end of the next succeeding Valuation Date.

SUMMARY

This summary provides you with an overview of the tax deferred variable annuity contract offered by Western Reserve and funded by the Series Account and the Fixed Account.

THE CONTRACT

The Contract is a tax deferred variable annuity contract that may be purchased by submitting a completed application to Western Reserve for its approval. The Contract provides for accumulation of Annuity Values on a variable basis, a fixed basis, or a combination of both. The Contract also provides for the payment of periodic annuity payments on a variable basis or a fixed basis. (See "THE CONTRACT ACCUMULATION PROVISIONS" on page 14 and "--ANNUITY PROVISIONS" on page 20.) (For information about tax status, see "FEDERAL TAX MATTERS" on pages 23-26.)

RIGHT TO EXAMINE CONTRACT

If an Owner is not satisfied with the Contract, it may be cancelled by returning it within ten days after receipt together with a written request for cancellation. In such event, Western Reserve will pay the Owner an amount equal to the sum of: (i) the Purchase Payments received; plus (or minus) (ii) the accumulated gains (or losses), if any, in the Series Account for the Contract as of the date Western Reserve receives the returned Contract. (In certain states, Western Reserve will refund the Purchase Payments.) (See "OTHER MATTERS RELATING TO THE CONTRACT-Right to Examine Contract" on page 22.)

THE FUND

The underlying variable investments for the Contracts are shares of several of the Portfolios of the Fund, namely: the Aggressive Growth Portfolio, the Emerging Growth Portfolio, the Growth Portfolio, the Global Portfolio, the Balanced Portfolio, the Equity-Income Portfolio, the Bond Portfolio, the Short-to-Intermediate Government Portfolio, the Utility Portfolio, the Money Market Portfolio, the Tactical Asset Allocation Portfolio, the Value Equity Portfolio, the C.A.S.E. Growth Portfolio, the Global Sector Portfolio, the International Equity Portfolio and the U.S. Equity Portfolio. Western Reserve reserves the right to offer additional investment portfolios or other mutual funds with differing investment objectives. (See "WESTERN RESERVE, THE SERIES ACCOUNT, AND THE FUND--WRL Series Fund, Inc." on page 10.)

PURCHASE PAYMENTS

The Owner may make Purchase Payments at such frequency as the Owner elects. The initial Purchase Payment generally must accompany the application, and for Non-Qualified Contracts must be at least $5,000; however, a minimum initial Purchase Payment of $1,000 is allowed provided the application reflects anticipated additional monthly periodic Purchase Payments of at least $100, via electronic funds transfer from the Owner's bank account. For Individual Retirement Annuities ("IRAs"), the minimum initial Purchase Payment is $1,000. For Qualified Contracts other than IRAs, the minimum initial Purchase Payment is $50. For all Contracts, subsequent Purchase Payments must be at least $50, unless Western Reserve consents to a smaller amount. The maximum amount of Purchase Payments that may be made in any Contract Year is $1,000,000, unless Western Reserve consents to a larger amount. Western Reserve reserves the right to reject any Purchase Payment for any reason permitted by law. (See "ACCUMULATION PROVISIONS--Purchase Payments" on page 14.)

PARTIAL WITHDRAWAL AND SURRENDER PRIVILEGE

A Contract may be surrendered or portions of the Cash Value may be partially withdrawn at any time prior to the Maturity Date. The Cash Value may not, however, be reduced by any partial withdrawal to less than $10,000. (See "THE CONTRACT--Partial Withdrawals and Surrenders" on page 17.) For Qualified Contracts issued under Code Section 403(b), certain restrictions will apply. Moreover, a partial withdrawal or Surrender may have Federal income tax consequences. (See "FEDERAL TAX MATTERS--Qualified Plans" on page 24.)

WITHDRAWAL CHARGE

No deductions for sales expenses are made from Purchase Payments. A Withdrawal Charge, which is a contingent deferred sales charge, may, however, be assessed against Annuity Value when partially withdrawn or surrendered.

The length of time from receipt of a Purchase Payment to the time of a partial withdrawal or Surrender of that Purchase Payment determines whether the Withdrawal Charge will be deducted. The charge is a percentage of the amount of each Purchase Payment partially withdrawn or surrendered within five years of its payment. Purchase Payments are considered withdrawn or surrendered on a first-in, first-out basis and Contract value in excess of aggregate Purchase Payments is considered withdrawn or surrendered before any Purchase Payments. The charge is as follows:

                  NUMBER OF YEARS
                FROM RECEIPT OF EACH
CHARGE            PURCHASE PAYMENT
------          --------------------
6%                       0-2
4%                       3
3%                       4
2%                       5
0%                       Over 5

For the first withdrawal or series of Systematic Partial Withdrawals during each Contract Year, the Withdrawal Charge is waived for the first 10% of the Annuity Value that otherwise would be subject to the Withdrawal Charge. No Withdrawal Charge will be assessed if Annuity Values are applied to any annuity option under the Contract. (See "CHARGES AND DEDUCTIONS--Withdrawal Charge" on page 12.) Additionally, a 10% penalty tax under Code Section 72(q) is currently imposed on partial withdrawals or Surrenders from Non-Qualified Contracts if such partial withdrawals or Surrenders are made prior to age 59-1/2 and other exceptions do not apply. (See "FEDERAL TAX MATTERS" on page 23.)

MORTALITY AND EXPENSE RISK CHARGE

For assuming mortality and expense risks under the Contracts, during the Accumulation Period, Western Reserve imposes a 1.10% per annum charge against all Annuity Value held in the Series Account. After the Maturity Date, the charge will equal 1.25% per annum of all Annuity

Value held in the Series Account. (See "CHARGES AND DEDUCTIONS--Mortality and Expense Risk Charge" on page 13.)

ANNUAL CONTRACT CHARGE

An Annual Contract Charge of $30 is deducted annually on each Contract Anniversary. (See "CHARGES AND DEDUCTIONS--Annual Contract Charge", page 13.)

ADMINISTRATIVE CHARGE

Western Reserve imposes a daily Administrative Charge equal to an annual rate of 0.15% against all Annuity Value held in the Series Account. (See "CHARGES AND DEDUCTIONS--Administrative Charge" on page 13.)

PREMIUM TAXES

No deduction is made for premium taxes unless Western Reserve incurs a premium tax under state law. Certain states impose premium taxes ranging up to 3.5% of Purchase Payments, (See "CHARGES AND DEDUCTIONS--Premium Taxes" on page 13.)

CHARGES BY THE FUND

The Fund is subject to certain fees, charges and expenses. (See "WESTERN RESERVE, THE SERIES ACCOUNT, AND THE FUND--WRL Series Fund, Inc." on page 10 and the Prospectus for the Fund.)

SUMMARY OF CHARGES AND EXPENSES

The following illustrates the charges and deductions under the Contract during the Accumulation Period, as well as the fees and expenses of the Fund.

OWNER TRANSACTION EXPENSES
 Sales Load Imposed on Purchases ...............  None
 Maximum Withdrawal Charge
  (as a % of each Purchase Payment surrendered
  or partially withdrawn received within the
  previous 5 years) ............................  6%
 Transfer Charge
  On first 12 transfers each year ..............  None
  On each transfer thereafter ..................  $10.00

ANNUAL CONTRACT CHARGE .........................  $30.00 Per Contract

SEPARATE ACCOUNT ANNUAL EXPENSES (as a % of average account value)

DURING ACCUMULATION PERIOD
 Mortality and Expense Risk Charge .............  1.10%
 Other Account Fees and Expenses (See
  "Administrative Charge," page 13) ............  0.15%
 Total Separate Account Annual Expenses  .......  1.25%

AFTER ACCUMULATION PERIOD
 Mortality and Expense Risk Charge .............  1.25%
 Other Account Fees and Expenses
  (See "Administrative Charge," page 19)  ......  0.15%
 Total Separate Account Annual Expenses  .......  1.40%

-----------------------------------------------------------------------------

FUND ANNUAL EXPENSES* (as a % of Fund average net assets)

                                AGGRESSIVE   EMERGING                                           GLOBAL                    C.A.S.E.
                                  GROWTH      GROWTH       GROWTH      GLOBAL     BALANCED      SECTOR     VALUE EQUITY    GROWTH
                                PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO**  PORTFOLIO**   PORTFOLIO**
                               -----------   ---------   ---------   ---------    ---------   -----------  ------------  -----------
Management Fees ..............     0.80%       0.80%        0.80%       0.80%       0.80%        1.10%        0.80%          0.80%
Other Expenses (after
  reimbursement)                   0.12%       0.11%        0.06%       0.19%       0.17%        0.20%        0.20%          0.20%
TOTAL Fund Annual Expenses ...     0.92%       0.91%        0.86%       0.99%       0.97%        1.30%        1.00%          1.00%

                                         SHORT-TO-                                         TACTICAL
                                        INTERMEDIATE    EQUITY-                MONEY        ASSET      INTERNATIONAL
                               BOND      GOVERNMENT     INCOME     UTILITY     MARKEY     ALLOCATION      EQUITY       U.S. EQUITY
                             PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO**     PORTFOLIO**
                             ---------  ------------  ---------   ---------   ---------   ----------   -------------   ------------
Management Fees ............   0.50%        0.60%        0.80%       0.75%      0.40%        0.80%        1.00%            0.80%
Other Expenses (after
  reimbursement)               0.11%        0.18%        0.07%       0.25%      0.06%        0.13%        0.30%            0.25%
Total Fund Annual Expenses .   0.61%        0.78%        0.87%       1.00%      0.46%        0.93%        1.30%            1.05%

--------------
 * Effective January 1, 1997, the Fund has adopted a Plan of Distribution pursuant to Rule 12B-1 under the 1940 ACT ("Distribution Plan") and pursuant to the Plan, has entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), principal underwriter for the Fund. Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing a Portfolio's shares, up to a maximum rate of 0.15% (fifteen one-hundreths of one percent) on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly. ISI has determined that it will not seek payment by the Fund of distribution expenses with respect to any Portfolio during the fiscal year ending December 31, 1997. Prior to ISI'S seeking reimbursement, Policyowners will be notified in advance.

** Because the Value Equity and Global Sector Portfolios commenced operations on May 1, 1996, and the International Equity and U.S. Equity Portfolios will commence operations on January 2, 1997, the percentages set forth as "Other Expenses" and "Total Fund Annual Expenses" are estimates. Because the C.A.S.E Growth Portfolio commenced operations on May 1, 1995, the "Other Expenses" and "Total Fund Annual Expenses" are annualized.

The purpose of the preceding Table is to assist the Owner in understanding the various costs and expenses that an Owner will bear directly and indirectly. The Table reflects charges and expenses of the Separate Account as well as the Portfolios of the Fund for the fiscal year ended December 31, 1995, except that the "Other Expenses" and "Total Fund Annual Expenses" for the Value Equity, Global Sector, International Equity and U.S. Equity Portfolios are estimates. Because the C.A.S.E. Growth Portfolio commenced operations on May 1, 1995, the "Other Expenses" and "Total Fund Annual Expenses" are annualized. Expenses of the Fund may be higher or lower in the future. Certain states and other governmental entities may impose a premium tax, which the Table does no include. For more information on the charges described in this Table, see "CHARGES AND DEDUCTIONS" on page 12 and the Prospectus for the Portfolios of the Fund which accompany this Prospectus.

In 1995, Western Reserve had undertaken to pay Fund expenses for each Portfolio to the extent normal operating expenses of a Portfolio exceed a stated percentage of the Portfolio's average daily net assets. In 1995, Western Reserve reimbursed the Utility Portfolio in the amount of $14,417, and the C.A.S.E. Growth Portfolio in the amount of $23,832. Without such reimbursement, the total annual Fund expenses during 1995 for the Utility Portfolio and the C.A.S.E. Growth Portfolio would have been 1.08% and 4.15%, respectively. See each Portfolio's prospectus for a description of the expense limitation applicable to that Portfolio.

EXAMPLES

1. If you surrender your Contract at the end of the applicable time period:

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                                1 YEAR      3 YEARS      5 YEARS    10 YEARS
                                               ---------  ----------   ----------  ----------
Aggressive Growth Sub-Account ...............     $83        $111         $142        $261
Emerging Growth Sub-Account .................      83         111          141         260
Growth Sub-Account ..........................      82         109          139         255
Global Sub-Account ..........................      84         113          145         268
Balanced Sub-Account ........................      84         113          144         266
Equity-Income Sub-Account ...................      83         109          139         256
Bond Sub-Account ............................      80         102          126         229
Short-to-Intermediate Government Sub-Account       82         107          135         246
Utility Sub-Account .........................      84         113          146         269
Money Market Sub-Account ....................      78          97          118         213
Tactical Asset Allocation Sub-Account  ......      83         111          142         262
Value Equity Sub-Account ....................      84         113          146         269
C.A.S.E. Growth Sub-Account .................      84         113          146         269
Global Sector Sub-Account ...................      87         122          161         298
International Equity Sub-Account ............      87         122          161         299
U.S. Equity Sub-Account .....................      84         115          148         274

2. If you annuitize or do not surrender at the end of the applicable time period (note that annuitization is not available prior to a Contract's fifth Anniversary):

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                ---------  ----------  ---------   ----------
Aggressive Growth Sub-Account ...............     $23         $71         $122        $261
Emerging Growth Sub-Account .................      23          71          121         260
Growth Sub-Account ..........................      22          69          119         255
Global Sub-Account ..........................      24          73          125         268
Balanced Sub-Account ........................      24          73          124         266
Equity-Income Sub-Account ...................      23          69          119         256
Bond Sub-Account ............................      20          62          106         229
Short-to-Intermediate Government Sub-Account       22          67          115         246
Utility Sub-Account .........................      24          73          126         269
Money Market Sub-Account ....................      18          57           98         213
Tactical Asset Allocation Sub-Account  ......      23          71          122         262
Value Equity Sub-Account ....................      24          73          126         269
C.A.S.E. Growth Sub-Account .................      24          73          126         269
Global Sector Sub-Account ...................      27          82          141         298
International Equity Sub-Account ............      27          82          141         299
U.S. Equity Sub-Account .....................      24          75          128         274

THE ABOVE EXAMPLES ASSUME THAT NO TRANSFER CHARGES HAVE BEEN ASSESSED. IN ADDITION, THE EXAMPLES FACTOR IN THE $30 ANNUAL CONTRACT CHARGE BASED ON AN AVERAGE SERIES ACCOUNT VALUE PER CONTRACT OF $29,513, WHICH CONVERTS THAT CHARGE TO AN ANNUAL RATE OF 0.10% OF THE SERIES ACCOUNT VALUE.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES PAID MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.
                                        5

DEATH BENEFIT

If the Annuitant is also the Owner or if the Owner is not a natural person, and the Annuitant dies at any time before the Maturity Date, a death benefit will be provided, unless certain elections have been made that would keep the Contract In Force. After the Maturity Date, death benefits will be paid in accordance with the annuity option then in effect. (See "ACCUMULATION PROVISIONS--Death Benefits during the Accumulation Period" on page 19 and "ANNUITY PROVISIONS--Death Benefits after the Maturity Date" on page 22.)

ANNUITY PAYMENT OPTIONS

Annuity payment options are available under the Contract for distribution of the Annuity Proceeds after the Maturity Date. The Maturity Date may not be earlier than the end of the fifth Contract Year and cannot be deferred beyond the Annuitant reaching Attained Age 90. Subject to these limitations, the default Maturity Date may be changed by the Owner, at any time prior to that date, by delivering a written request to Western Reserve. (See "ANNUITY PROVISIONS--Maturity Date and Selection of Annuity Options" on page 20.)

TRANSFERS

Prior to the Maturity Date, the Owner may transfer any or all of the Annuity Value from a Sub-Account to the Fixed Account, from the Fixed Account to a Sub-Account (subject to certain restrictions), or among the Sub-Accounts. (For Contracts issued in the State of Washington, the Fixed Account is not available for transfers of Annuity Value from the Sub-Accounts.) (See "THE CONTRACT--ACCUMULATION PROVISIONS--Transfers to and from, and among Allocation Options" on page 16.) Twelve transfers are permitted without charge in a Contract Year. Each additional transfer will be subject to a transfer charge of $10. This charge will not be increased. Certain restrictions apply to transfers from the Fixed Account. Western Reserve may, at any time, revoke or modify the transfer privilege. (See "ACCUMULATION PROVISIONS--Transfers to and from, and among Allocation Options" on page 16 and "THE FIXED ACCOUNT--Allocations, Transfers and Partial Withdrawals" on page 27.)

FIXED ACCOUNT

Fixed Account Values will be held in the general account of Western Reserve and earn interest at no less than the minimum guaranteed rate. The Fixed Account is discussed in the section entitled "THE FIXED ACCOUNT" beginning on page 26.

                         CONDENSED FINANCIAL INFORMATION

                                 YEAR ENDED DECEMBER 31, 1992
                 ------------------------------------------------------------
                                                                NUMBER OF
                  ACCUMULATION UNIT    ACCUMULATION UNIT   ACCUMULATION UNITS
                  VALUE AT BEGINNING     VALUE AT END      OUTSTANDING AT END
SUB-ACCOUNT           OF PERIOD            OF PERIOD            OF PERIOD
-----------      -------------------  ------------------  -------------------
Growth ........        $20.848              $21.071            26,351,578
Bond ..........         13.894               14.650             3,565,475
Money Market  .         11.681               11.888             3,459,934

                       PERIOD FROM DECEMBER 3, 1992* TO DECEMBER 31, 1992
                  ------------------------------------------------------------
                                                                 NUMBER OF
                   ACCUMULATION UNIT    ACCUMULATION UNIT   ACCUMULATION UNITS
                   VALUE AT BEGINNING     VALUE AT END      OUTSTANDING AT END
SUB-ACCOUNT            OF PERIOD            OF PERIOD            OF PERIOD
-----------       -------------------  ------------------   ------------------
Global .........         10.000              10.152               25,000
Short-to-
 Intermediate
 Government  ...         10.000              10.036               85,000

                                  YEAR ENDED DECEMBER 31, 1993
                  ------------------------------------------------------------
                                                                 NUMBER OF
                   ACCUMULATION UNIT    ACCUMULATION UNIT   ACCUMULATION UNITS
                   VALUE AT BEGINNING     VALUE AT END      OUTSTANDING AT END
SUB-ACCOUNT            OF PERIOD            OF PERIOD            OF PERIOD
-----------       -------------------  ------------------   ------------------
Growth .........        $21.071              $21.640            51,102,682
Bond ...........         14.650               16.400            10,252,041
Money Market  ..         11.888               12.030             6,109,073
Global .........         10.152               13.540            16,946,574
Short-to-
 Intermediate
 Government  ...         10.036               10.360             4,497,755

                         PERIOD FROM MARCH 1, 1993* TO DECEMBER 31, 1993
                  ------------------------------------------------------------
                                                                 NUMBER OF
                   ACCUMULATION UNIT    ACCUMULATION UNIT   ACCUMULATION UNITS
                   VALUE AT BEGINNING     VALUE AT END      OUTSTANDING AT END
SUB-ACCOUNT            OF PERIOD            OF PERIOD            OF PERIOD
-----------       -------------------  ------------------   ------------------
Emerging Growth         $10.000              $12.370            12,707,276
Equity-Income  .         10.000               11.250            11,975,467

                                  YEAR ENDED DECEMBER 31, 1994
                  ------------------------------------------------------------
                                                                 NUMBER OF
                   ACCUMULATION UNIT    ACCUMULATION UNIT   ACCUMULATION UNITS
                   VALUE AT BEGINNING     VALUE AT END      OUTSTANDING AT END
SUB-ACCOUNT            OF PERIOD            OF PERIOD            OF PERIOD
-----------       -------------------  ------------------   ------------------
Growth .........        $21.640              $19.595             3,115,147
Bond ...........         16.400               15.076               744,082
Money Market  ..          2.030               12.294             1,443,347
Global .........          3.540               13.403             3,414,543
Short-to-
 Intermediate
 Government  ...         10.360               10.192               454,524
Emerging
 Growth ........         12.370               11.315             2,416,688
Equity-Income  .         11.250               11.055             3,041,559

                       PERIOD FROM MARCH 1, 1994* TO DECEMBER 31, 1994
                ------------------------------------------------------------
                                                               NUMBER OF
                 ACCUMULATION UNIT    ACCUMULATION UNIT   ACCUMULATION UNITS
                 VALUE AT BEGINNING     VALUE AT END      OUTSTANDING AT END
SUB-ACCOUNT          OF PERIOD            OF PERIOD            OF PERIOD
-----------     -------------------  ------------------   ------------------
Growth .......        $10.000              $9.792               403,363
Balanced .....         10.000               9.348               382,988
Utility ......         10.000               9.463               243,051

--------------
* Commencement of operations for these Sub-Accounts.

                                    YEAR ENDED DECEMBER 31, 1995
                    ------------------------------------------------------------
                                                                   NUMBER OF
                     ACCUMULATION UNIT    ACCUMULATION UNIT   ACCUMULATION UNITS
                     VALUE AT BEGINNING     VALUE AT END      OUTSTANDING AT END
SUB-ACCOUNT              OF PERIOD            OF PERIOD            OF PERIOD
-----------         -------------------  ------------------  -------------------
Growth ...........        $19.595              $28,471             3,502,872
Bond .............         15.076               18,312               782,376
Money Market .....         12.294               12,799             1,155,403
Global ...........         13.403               16,289             3,252,745
Short-to-
 Intermediate
 Government ......         10.192               11.429               469,460
Emerging Growth  .         11.315               16.403             2,705,009
Equity-Income  ...         11.055               13.610             3,629,843
Aggressive Growth           9.792               13.347             1,805,793
Balanced .........          9.348               11.060               499,597
Utility ..........          9.463               11.705               547,514

                       PERIOD FROM JANUARY 3, 1995* TO DECEMBER 31, 1995
                 ------------------------------------------------------------
                                                                NUMBER OF
                  ACCUMULATION UNIT    ACCUMULATION UNIT   ACCUMULATION UNITS
                  VALUE AT BEGINNING     VALUE AT END      OUTSTANDING AT END
SUB-ACCOUNT           OF PERIOD            OF PERIOD            OF PERIOD
-----------      -------------------   -----------------   ------------------
Tactical Asset
 Allocation  ..        $10.000              $11.861             1,261,509

                          PERIOD FROM MAY 1, 1995* TO DECEMBER 31, 1995
                  ------------------------------------------------------------
                                                                 NUMBER OF
                   ACCUMULATION UNIT    ACCUMULATION UNIT   ACCUMULATION UNITS
                   VALUE AT BEGINNING     VALUE AT END      OUTSTANDING AT END
SUB-ACCOUNT            OF PERIOD            OF PERIOD            OF PERIOD
-----------       -------------------   -----------------   ------------------
C.A.S.E. Growth         $10,000              $11.964                 0

--------------
* Commencement of operations for these Sub-Accounts.

Because the Value Equity and Global Sector Sub-Accounts did not commence operations until May 1, 1996, and the International Equity and U.S. Equity Sub-Accounts will commence operations on January 2, 1997, there is no condensed financial information for these Sub-Accounts for the year ended December 31, 1995.

CALCULATION OF YIELDS AND TOTAL RETURNS

From time to time, Western Reserve may disclose in advertisements and sales literature yields and total returns for the Sub-Accounts representing the Accumulation Period under a Contract. In addition, Western Reserve may, on the same basis, advertise the effective yield of the Money Market Sub-Account under a Contract. THESE YIELDS AND TOTAL RETURNS ARE BASED ON THE SUB-ACCOUNTS' HISTORICAL PERFORMANCE ONLY AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. For more detailed information about the performance data calculations described below, see the Statement of Additional Information.

YIELD

The yield of the Money Market Sub-Account refers to the annualized income produced by a hypothetical Series Account Value in the Money Market Sub-Account under a Contract over a specified seven day period. The yield calculation assumes that the same amount of income produced for that seven day period is also produced for each seven day period over a fifty-two week period and is shown as a percentage of the Series Account Value. The effective yield is calculated similarly but, when annualized, the income earned by the Series Account Value in the Money Market Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment of income. Based on the method of calculation described in the Statement of Additional Information, for the seven-day period ended December 31, 1995, the current yield and effective yield for the Money Market Sub-Account were as follows:

   Current Yield   = 4.05%

   Effective Yield = 4.13%

The yield of a Sub-Account other than the Money Market Sub-Account ("other Sub-Accounts"), refers to the income produced by a hypothetical Series Account Value in the other Sub-Accounts over a specified thirty day period expressed as a percentage rate of return for that period. The yield is calculated by assuming that the income produced by the investment during that thirty day period is produced each thirty day period over a twelve month period and is shown as a percentage of the Series Account Value. Based on the method of calculation described in the Statement of Additional Information, for the thirty day period ended December 31, 1995, the yield for the following Sub-Account(s) was as follows:

   Bond Sub-Account         = 4.53%

   Short-to-Intermediate
     Government Sub-Account = 4.36%

TOTAL RETURN

The total return of a Sub-Account for a Contract refers to return quotations assuming a hypothetical Series Account Value in the Sub-Account has been held for various periods of time including, but not limited to, a period measured from the date the Sub-Account commenced operations. When a Sub-Account has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided. The total return quotations for a hypothetical Series Account Value will represent the average annual compounded rates of return that would equate an initial Series Account Value of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. FOR PURPOSES OF THE TOTAL RETURN QUOTATIONS, THE CALCULATIONS TAKE INTO ACCOUNT ALL FEES AND CHARGES THAT ARE CHARGED TO ALL CONTRACTS DURING THE ACCUMULATION PERIOD. Such fees and charges include the $30 Annual Contract Charge, calculated on the basis of an estimated Series Account Value per Contract of $29,513, which converts that charge to an annual rate of 0.10% of the Series Account Value. The calculations also assume a complete surrender as of the end of the period and deduction of the Withdrawal Charge. THE CALCULATIONS DO NOT INCLUDE A DEDUCTION FOR ANY PREMIUM TAXES THAT MAY BE APPLICABLE TO A PARTICULAR CONTRACT.

Based on the method of calculation described above and in more detail in the Statement of Additional Information, the average annual total returns for periods beginning with the commencement of each Sub-Account to December 31, 1995 were as follows:

                     PERIOD        FIVE YEAR     THREE YEAR     ONE YEAR
                      FROM          PERIOD         PERIOD        PERIOD
                    2/24/89*         ENDED          ENDED         ENDED
SUB-ACCOUNT        TO 12/31/95     12/31/95       12/31/95      12/31/95
-----------      --------------  ------------   -----------    ----------
Growth ........       16.43%         16.27%         9.26%         39.05%
Bond ..........        9.15%          8.74%         6.41%         15.29%
Money Market  .        3.57%          2.17%         1.09%         (2.01)%

                            PERIOD        THREE YEAR     ONE YEAR
                             FROM           PERIOD        PERIOD
                           12/3/92*         ENDED          ENDED
SUB-ACCOUNT               TO 12/31/95      12/31/95      12/31/95
-----------             --------------  -------------   ----------
Global ...............       16.18%         15.99%         15.38%
Short-to-Intermediate
  Government .........        3.14%          3.09%          6.02%

                      PERIOD        ONE YEAR
                       FROM          PERIOD
                      3/1/93*        ENDED
SUB-ACCOUNT         TO 12/31/95     12/31/95
-----------       -------------   -----------
Emerging Growth        17.46%        38.83%
Equity-Income  .        9.65%        16.98%

                                            ONE YEAR
                                             PERIOD
                         PERIOD FROM         ENDED
SUB-ACCOUNT          3/1/94* TO 12/31/95    12/31/95
-----------         --------------------  -----------
Aggressive Growth           14.08%           30.18%
Balanced .........           2.39%           12.21%
Utility ..........           5.80%           17.59%

                                 PERIOD FROM
SUB-ACCOUNT                  1/3/95* TO 12/31/95
-----------                  -------------------
Tactical Asset Allocation           12.50%

                        PERIOD FROM
SUB-ACCOUNT         5/1/95* TO 12/31/95
-----------         -------------------
C.A.S.E. Growth            13.52%

--------------
* Commencement of Operations for these Sub-Accounts.

Because the Value Equity, Global Sector, International Equity and U.S. Equity Sub-Accounts had not yet commenced operations as of December 31, 1995, no performance information is provided for these Sub-Accounts.

OTHER PERFORMANCE DATA

Western Reserve may from time to time disclose in advertisements and sales literature average annual total return in non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

Western Reserve may from time to time also disclose in advertisements and sales literature yields and non-standard total returns for the Sub-Accounts (some of which do not include Contract and Series Account fees and charges) including such disclosure for periods prior to the date the Series Account commenced operations.

For periods prior to the date each Sub-Account commenced operations, performance information will be calculated based on the performance of the Fund's corresponding Portfolios and the assumption that the Sub-Accounts were in existence for the same periods as those indicated for the corresponding Fund's Portfolios, with a level of fees and charges approximately equal to those currently assessed against the applicable Sub-Accounts or against Owner's Contract Values under the Contract.

For example, Western Reserve may present hypothetical illustrations representing past performance of one or more Sub-Accounts for a hypothetical Contract. Such a hypothetical Contract illustration would present average total return performance information for the hypothetical Contract, assuming allocation of initial and subsequent net premiums to one or more Sub-Accounts, which reflects the performance of those Sub-Accounts for the duration of the allocations under the hypothetical Contract. The information presented may be compared to various indices.

NON-STANDARD PERFORMANCE DATA WILL ONLY BE DISCLOSED IF THE STANDARD PERFORMANCE DATA FOR THE REQUIRED PERIODS IS ALSO DISCLOSED.

Based on the method of calculation described above and in more detail in the Statement of Additional Information, the average annual total returns of the Emerging Growth, Growth, Global, Equity-Income, Bond, Short-to-Intermediate Government, Money Market, Aggressive Growth, Balanced, Utility, Tactical Asset Allocation and C.A.S.E. Growth Sub-Accounts for the periods ended December 31, 1995, were as follows:

                      PERIOD         FIVE YEAR      THREE YEAR      ONE YEAR
                       FROM            PERIOD         PERIOD         PERIOD
                     10/2/86*          ENDED           ENDED          ENDED
SUB-ACCOUNT        TO 12/31/95**     12/31/95**     12/31/95**     12/31/95**
-----------      ----------------  -------------   -----------    ------------
Growth ........        16.04%          16.27%          9.26%          39.05%
Bond ..........         7.01%           8.74%          6.41%          15.29%
Money Market  .         3.56%           2.17%          1.09%          (2.01)%

                             PERIOD         THREE YEAR      ONE YEAR
                              FROM            PERIOD         PERIOD
                           12/3/92***         ENDED           ENDED
SUB-ACCOUNT               TO 12/31/95**     12/31/95**     12/31/95**
-----------             ----------------  -------------   ------------
Global ...............        16.18%          15.99%          15.38%
Short-to-Intermediate
  Government .........         3.14%           3.09%           6.02%

                       PERIOD          ONE YEAR
                        FROM            PERIOD
                      3/1/93***         ENDED
SUB-ACCOUNT         TO 12/31/95**     12/31/95**
-----------       ----------------  -------------
Emerging Growth         17.46%          38.83%
Equity-Income  .         9.65%          16.98%

                         PERIOD          ONE YEAR
                          FROM            PERIOD
                        3/1/94***         ENDED
SUB-ACCOUNT           TO 12/31/95**     12/31/95**
-----------         ----------------  -------------
Aggressive Growth         14.08%          30.18%
Balanced .........         2.39%          12.21%
Utility ..........         5.80%          17.59%

                                   PERIOD FROM
SUB-ACCOUNT                  1/3/95*** TO 12/31/95**
-----------                  -----------------------
Tactical Asset Allocation             12.50%

                         PERIOD FROM
SUB-ACCOUNT        5/1/95*** TO 12/31/95**
-----------        -----------------------
C.A.S.E. Growth             13.52 %

--------------
  * Commencement of Operations of the Fund's Portfolio.
 ** For purposes of the calculation of the performance data for the Growth, Bond and Money Market Sub-Accounts prior to February 24, 1989, the deductions for the mortality and expense risk charge are made on a monthly basis, rather than a daily basis. The monthly deduction is made at the beginning of each month and generally approximates the performance which would have resulted if the Sub-Accounts had actually been in existence since the inception of the Sub-Accounts. FOR ALL SUB-ACCOUNTS ILLUSTRATED ABOVE, PERFORMANCE DATA FOR PERIODS OF LESS THAN SIX YEARS REFLECT DEDUCTIONS OF THE WITHDRAWAL CHARGE.
*** Commencement of Operations for these Sub-Accounts.

The average annual total returns set forth below are calculated in exactly the same way as the average annual total returns set forth immediately above, except that the AVERAGE ANNUAL TOTAL RETURNS ILLUSTRATED BELOW DO NOT TAKE INTO ACCOUNT ANY CHARGE ON AMOUNTS SURRENDERED OR PARTIALLY WITHDRAWN.

                     PERIOD        FIVE YEAR     THREE YEAR     ONE YEAR
                      FROM          PERIOD         PERIOD        PERIOD
                    10/2/86*         ENDED          ENDED         ENDED
SUB-ACCOUNT        TO 12/31/95     12/31/95       12/31/95      12/31/95
-----------      --------------  ------------   ------------   ----------
Growth ........       16.04%         16.49%         10.37%        45.05%
Bond ..........        7.01%          9.02%          7.58%        21.29%
Money Market  .        3.56%          2.53%          2.37%         3.99%

                            PERIOD        THREE YEAR     ONE YEAR
                             FROM           PERIOD        PERIOD
                           12/3/92**        ENDED          ENDED
SUB-ACCOUNT               TO 12/31/95      12/31/95      12/31/95
-----------             --------------  -------------   ----------
Global ...............       17.13%         16.97%         21.38%
Short-to-Intermediate
  Government .........        4.35%          4.33%         12.02%

                      PERIOD        ONE YEAR
                       FROM          PERIOD
                     3/1/93**        ENDED
SUB-ACCOUNT         TO 12/31/95     12/31/95
-----------       --------------  -----------
Emerging Growth        19.02%        44.83%
Equity-Income  .       11.41%        22.98%

                                             ONE YEAR
                                              PERIOD
                         PERIOD FROM          ENDED
SUB-ACCOUNT          3/1/94** TO 12/31/95    12/31/95
-----------         ---------------------  -----------
Aggressive Growth           16.99%            36.18%
Balanced .........           5.56%            18.21%
Utility ..........           8.89%            23.59%

                                 PERIOD FROM
SUB-ACCOUNT                  1/3/95** TO 12/31/95
-----------                  --------------------
Tactical Asset Allocation           18.50%

                       PERIOD FROM
SUB-ACCOUNT        5/1/95** TO 12/31/95
-----------        --------------------
C.A.S.E. Growth           19.52%

--------------
 * Commencement of Operations of the Fund's Portfolio.
** Commencement of Operations for these Sub-Accounts.

Because the Value Equity, Global Sector, International Equity and U.S. Equity Sub-Accounts had not yet commenced operations as of December 31, 1995, no performance information is provided for these Sub-Accounts.

Western Reserve may compare the performance of each Sub-Account in advertising and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds, with investment objectives similar to each of the Sub-Accounts. For this purpose, Western Reserve may use as sources of performance comparison such organizations as Lipper Analytical Services, Inc. ("Lipper"), Variable Annuity Research & Data Service ("VARDS"), CDA Investment Technologies, Inc. ("CDA") and Morningstar, Inc. ("Morningstar"), or other services, companies, individuals or other industry or financial publications of general interest, such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE and FORTUNE. Lipper, VARDS, CDA and Morningstar are independent services which monitor and rank the performances of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS and CDA rankings compare only variable annuity issuers. The performance analysis prepared by Lipper, VARDS, CDA and Morningstar each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Western Reserve may also compare, as appropriate, the performance of each Sub-Account in advertising and sales literature to widely used measures of market performance, such as the Standard and Poor's Index of 500 Common Stocks, Dow Jones Industrials Average, Value Line (Arithmetic) Index, CDA/Wiesenberger Long Term Growth Average-VA, Wilshire 5000, FT World Index Ex-USA (Financial Times), Morgan Stanley Capital International World Index, FT World Index, Lehman Brothers Government/Corporate Bond Index, Dow Jones Utilities Average, Donoghue's Taxable Money Fund Average and others. Unmanaged indices may assume the reinvestment of dividends, but usually do not reflect any "deduction" for the expense of operating or managing an investment portfolio.

In addition, Western Reserve may, as appropriate, compare each Sub-Account's performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasuries, or to certain interest rate and inflation indices, such as the Consumer Price Index, which is published by the U.S. Department of Labor and measures the average change in prices over time of a fixed "market basket" of certain specified goods and services. Similar comparisons of Sub-Account performance may also be made with appropriate indices measuring the performance of a defined group of securities widely recognized by investors as representing a particular segment of the securities markets. For example, Sub-Account performance may be compared with Donoghue Money Market Institutional Averages (money market rates), Lehman Brothers Corporate Bond Index (corporate bond interest rates) or Lehman Brothers Government Bond Index (long-term U.S. Government obligation interest rates).

PUBLISHED RATINGS

Western Reserve may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Insurance Rating Services ("Standard & Poor's"), and Duff & Phelps Credit Rating Co. ("Duff & Phelps"). A.M. Best's and Moody's ratings reflect their current opinion on the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Standard & Poor's and Duff & Phelps provide ratings which measure the claims-paying ability of insurance companies. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-policy obligations (i.e., debt/ commercial paper).

WESTERN RESERVE, THE SERIES ACCOUNT, AND THE FUND

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Western Reserve was originally incorporated under the laws of Ohio on October 1, 1957. Western Reserve is engaged in the business of writing life insurance policies and annuity contracts. Western Reserve is admitted to do business in 49 states and the District of Columbia. The Administrative Office of Western Reserve is located in Largo, Florida; however, the mailing address is P.O. Box 9051, Clearwater, FL 34618-9051. Western Reserve is wholly-owned by First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group.

WRL SERIES ANNUITY ACCOUNT

The Series Account was established by Western Reserve as a separate account and a unit investment trust on April 12, 1988. The Series Account meets the definition of a separate account under the Federal securities laws. The Series Account will receive and invest Net Purchase Payments paid under the Contracts. In addition, the Series Account may be used for other variable annuity contracts issued by Western Reserve.

Although the assets of the Series Account belong to Western Reserve, Ohio insurance law provides that the assets in the Series Account attributable to variable annuity contracts are not chargeable with liabilities arising out of any other business of Western Reserve. However, the assets of the Series Account are available to cover the liabilities of the general asset account of Western Reserve to the extent that the Series Account's assets exceed the liabilities arising under variable annuity contracts supported by it.

The Series Account is currently divided into twenty-two Sub-Accounts, sixteen of which are offered under this Contract. Each Sub-Account invests exclusively in shares of a single Portfolio of the Fund. Income and both realized and unrealized gains or losses from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to income, gains or losses from any other Sub-Account or arising out of any other business of Western Reserve. Western Reserve may add, delete or substitute investments held by the Sub-Accounts, and Western Reserve reserves the right to add or remove Sub-Accounts. Western Reserve further reserves the right to change the investment objective of any Sub-Account, subject to applicable law as described in the Statement of Additional Information.

WRL SERIES FUND, INC.

The Series Account currently invests only in shares of the Fund, a series mutual fund that is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end diversified management investment company.

The Fund currently has twenty-two Portfolios, sixteen of which are offered under this Contract: the Aggressive Growth Portfolio, Emerging Growth Portfolio, Growth Portfolio, Global Portfolio, Balanced Portfolio, Equity-Income Portfolio, Bond Portfolio, Short-to-Intermediate Government Portfolio, Utility Portfolio, Money Market Portfolio, Tactical Asset Allocation Portfolio, Value Equity Portfolio, C.A.S.E. Growth Portfolio, Global Sector Portfolio, International Equity Portfolio and U.S. Equity Portfolio. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has different investment objectives and policies. Thus, each Portfolio operates as a separate investment vehicle, and the income or losses of one Portfolio are unrelated to that of any other Portfolio.

The investment objectives and policies of each Portfolio are summarized below. There is no assurance that any Portfolio will achieve its stated objective. More detailed information, including a description of risks, can be found in the Prospectus for the Fund, which should be read carefully.

AGGRESSIVE GROWTH PORTFOLIO: This Portfolio seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities.

EMERGING GROWTH PORTFOLIO: This Portfolio seeks capital appreciation by investing primarily in common stocks of small and medium sized companies.

GROWTH PORTFOLIO: This Portfolio's objective is growth of capital.

GLOBAL PORTFOLIO: This Portfolio seeks long-term growth of capital in a manner consistent with preservation of capital, primarily through investments in common stocks of foreign and domestic issuers.

BALANCED PORTFOLIO: This Portfolio seeks preservation of capital, reduced volatility, and superior long-term risk-adjusted returns by investing primarily in common stock, convertible securities and fixed-income securities.

EQUITY-INCOME PORTFOLIO: This Portfolio seeks to provide current income, long-term growth of income and capital appreciation by investing primarily in common stocks, income producing securities convertible into common stocks, and fixed-income securities.

BOND PORTFOLIO: This Portfolio seeks the highest possible current income within the confines of the primary goal of insuring the protection of capital by investing in debt securities issued by the U.S. Government and its agencies and in medium to high-quality corporate debt securities.

SHORT-TO-INTERMEDIATE GOVERNMENT PORTFOLIO: This Portfolio seeks as high a level of current income as is consistent with preservation of capital, primarily through investments in U.S. Government securities, including repurchase agreements with respect to U.S. Government securities.

UTILITY PORTFOLIO: This Portfolio's objective is to achieve high current income and moderate capital appreciation by investing primarily in a professionally managed and diversified portfolio of equity and debt securities of utility companies.

MONEY MARKET PORTFOLIO: This Portfolio's objective is to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

TACTICAL ASSET ALLOCATION PORTFOLIO: This Portfolio seeks preservation of capital and competitive investment returns by investing primarily in stocks, United States Treasury bonds, notes and bills, and money market funds.

VALUE EQUITY PORTFOLIO: This Portfolio's objective is to achieve maximum consistent total return with minimum risk to principal.

C.A.S.E. GROWTH PORTFOLIO: This Portfolio's objective is capital growth through investments in small to medium-sized companies.

GLOBAL SECTOR PORTFOLIO: This Portfolio's investment objective is growth of capital by following an asset allocation strategy that shifts among a wide range of asset categories and within them, market sectors.

INTERNATIONAL EQUITY PORTFOLIO: This Portfolio seeks long-term growth of capital by investing primarily in the common stock of foreign issuers traded on overseas exchanges and in foreign over-the-counter markets.

U.S. EQUITY PORTFOLIO: This Portfolio seeks long-term growth of capital by investing primarily in equity securities of U.S. companies.

WRL Investment Management, Inc. ("WRL Management"), a wholly-owned subsidiary of Western Reserve, serves as investment adviser to the Fund and manages its assets in accordance with policies, programs and guidelines established by the Board of Directors of the Fund.

Janus Capital Corporation ("Janus") serves as sub-adviser to the Growth, Bond, and Global Portfolios of the Fund. Janus, located at 100 Fillmore Street, Denver, Colorado 80206, has been engaged in the management of the Janus funds since 1969.

AEGON USA Investment Management, Inc. ("AEGON Management") is sub-adviser to the Short-to-Intermediate Government and Balanced Portfolios of the Fund. AEGON Management, located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, is a wholly-owned subsidiary of AEGON and thus is an affiliate of Western Reserve.

Van Kampen American Capital Asset Management, Inc. ("Van Kampen American Capital") is sub-adviser to the Emerging Growth Portfolio of the Fund. Van Kampen American Capital, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, is an indirect wholly-owned subsidiary of VK/AC Holding, Inc. ("VK/AC Holding"). VK/AC Holding is a wholly-owned subsidiary of MSAM Holdings II, Inc., which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group, Inc.

Luther King Capital Management Corporation ("Luther King"), located at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102, is sub-adviser to the Equity-Income Portfolio of the Fund. Ultimate control of Luther King is exercised by J. Luther King, Jr.

Federated Investment Counseling ("Federated") is sub-adviser to the Utility Portfolio of the Fund. Federated, located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, is a Delaware business trust organized on April 11, 1989 and is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors.

Fred Alger Management, Inc. ("Fred Alger") is sub-adviser to the Aggressive Growth Portfolio of the Fund. Fred Alger, located at 75 Maiden Lane, New York, NY 10038, is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which, in turn, is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company controlled by Fred M. Alger.

Dean Investment Associates, a Division of C.H. Dean and Associates, Inc. ("Dean") is sub-adviser to the Tactical Asset Allocation Portfolio of the Fund. Dean, located at 2480 Kettering Tower, Dayton, Ohio 45423-2480, is a registered investment adviser with the SEC. Dean is wholly-owned by C.H. Dean and Associates, Inc.

NWQ Investment Management Company, Inc. ("NWQ Investment") is sub-adviser to the Value Equity Portfolio of the Fund. NWO Investment, located at 655 South Hope Street, llth Floor, Los Angeles, California 90017, is a wholly-owned subsidiary of United Asset Management Corporation.

C.A.S.E. Management, Inc. ("C.A.S.E. Management") is sub-adviser to the C.A.S.E. Growth Portfolio of the Fund. C.A.S.E. Management, located at 2255 Glades Road, Suite 221-A, Boca Raton, Florida 33431, is a registered investment advisory firm and a wholly-owned subsidiary of C.A.S.E. Inc. C.A.S.E. Inc. is indirectly controlled by William Edward Lange, president and chief executive officer of C.A.S.E. Management.

Meridian Investment Management Corporation ("Meridian") and INVESCO Global Asset Management Limited ("INVESCO") serve as co-sub-advisers to the Global Sector Portfolio of the Fund. Meridian, located at 12835 East Arapahoe Road, Tower 11, 7th Floor, Englewood, Colorado 80112, is a wholly-owned subsidiary of Meridian Management & Research Corporation. INVESCO, located at Rosebank, 12 Bermudiana Road, Hamilton, Bermuda HM11, is an indirect wholly-owned subsidiary of INVESCO PLC.

J.P. Morgan Investment Management Inc. ("J. P. Morgan") is sub-adviser to the Money Market Portfolio of the Fund. J. P. Morgan, located at 522 Fifth Avenue, New York, New York 10036, is a wholly-owned subsidiary of J. P. Morgan & Co. Incorporated.

Scottish Equitable Investment Management Limited ("Scottish Equitable") is a co-sub-adviser to the International Equity Portfolio of the Fund. Scottish Equitable, located at Edinburgh Park, Edinburgh EH12 9SE, Scotland, is a wholly-owned subsidiary of Scottish Equitable plc. Scottish Equitable plc is successor to Scottish Equitable Life Assurance Society, which was founded in Edinburgh in 1831. Scottish Equitable is also an indirect wholly-owned subsidiary of AEGON nv.

GE Investment Management Incorporated ("GE Investment") is a co-sub-adviser of the International Equity Portfolio and is sub-adviser to the U.S. Equity Portfolio of the Fund. GE Investment, located at 3003 Summer Street, Stamford, Connecticut 06905, is a Delaware corporation. GE Investment is a wholly-owned subsidiary of General Electric Company.

Shares of other Portfolios of the Fund are sold through different variable annuity contracts offered through the Series Account. In addition to the Series Account, shares of certain Portfolios of the Fund are sold to the WRL Series Life Account, a separate account established by Western Reserve for its variable life insurance policies, the PFL Endeavor Variable Annuity Account, and PFL Endeavor Platinum Variable Annuity Account, separate accounts of PFL Life Insurance Company, the AUSA Endeavor Variable Annuity Account and to the AUSA Series Life Account, separate accounts of AUSA Life Insurance Company, Inc., all affiliates of Western Reserve. Shares of the Fund may in the future be sold to other separate accounts, including separate accounts established for variable life insurance policies or variable annuity contracts issued by Western Reserve or its affiliates. It is conceivable that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither Western Reserve nor the Fund currently foresees any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners, the Fund's Board of Directors intends to monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, it should take. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

CHARGES AND DEDUCTIONS

Certain charges will be deducted in connection with the Contracts to compensate Western Reserve for (1) administering the Contracts; (2) assuming certain risks in connection with the Contracts; and (3) incurring expenses in distributing the Contracts. The nature and amount of these charges are described more fully below.

WITHDRAWAL CHARGE

No deductions for sales expenses are made from Purchase Payments. A Withdrawal Charge, which is a contingent deferred sales charge, may be assessed against Annuity Values when partially withdrawn or surrendered. No Withdrawal Charge will be assessed if Annuity Values are applied to an annuity option provided under the Contract.

For the first partial withdrawal or Systematic Partial Withdrawal (see "THE CONTRACT--ACCUMULATION PROVISIONS--Partial Withdrawals and Surrenders," page
17), during each Contract Year, any applicable Withdrawal Charge is currently waived on that portion of the amount withdrawn which equals 10% of the Contract's Annuity Value on the date of the withdrawal. For example, if the amount of the first partial withdrawal during a Contract Year is $2,000, and the Contract's Annuity Value on the date of the withdrawal is $25,000, then 10% of $25,000 equals $2,500, and the Withdrawal Charge is waived on the entire $2,000 withdrawn. Thereafter, the full amount of any subsequent partial withdrawal or Systematic Partial Withdrawal during the remainder of that Contract Year will be subject to the Withdrawal Charge. However, no waiver of a Withdrawal Charge will be made in connection with a Surrender. In determining which amounts withdrawn are subject to the Withdrawal Charge, partial withdrawals and Surrenders will be deemed made first from Purchase Payments on a first-in, first-out basis, and then from any Contract earnings.

The length of time from receipt of a Purchase Payment to the time of a partial withdrawal or surrender determines whether the Withdrawal Charge will be deducted. The charge is a percentage of the amount of each Purchase Payment partially withdrawn or surrendered within five years of its payment. The charge is as follows:

                  NUMBER OF YEARS
                FROM RECEIPT OF EACH
CHARGE            PURCHASE PAYMENT
------          --------------------
6% ........           0-2
4% ........           3
3% ........           4
2% ........           5
0% ........           Over 5

For Contracts issued with an appropriate endorsement, if the Owner is confined to a nursing care facility (as defined in the endorsement) for thirty (30) consecutive days or longer, Western Reserve will also waive the Withdrawal Charge on partial withdrawals or Surrenders as follows. Such confinement must begin after the Contract Date. Western Reserve must receive satisfactory written evidence of such confinement within two (2) months after the confinement ends. Western Reserve will waive the Withdrawal Charge under the endorsement only for Surrenders and partial withdrawals made during such confinement or within two (2) months after the confinement ends. The endorsement is not available in all states.

The Withdrawal Charge is deducted from the Annuity Value by cancelling the number of units equal to the charge. The amount of the Withdrawal Charge will be determined as of the date the partial withdrawal or Surrender payment is processed. In the event of a partial withdrawal, the Owner will receive the full amount requested and an amount equal to the Withdrawal Charge will also be withdrawn in order for the Owner to receive the amount requested. For example, if the Owner requests a distribution in the amount of $100 during the second Contract Year (such distribution is deemed to be made from the initial Purchase Payment) and the Withdrawal Charge is to be imposed on the full amount, the Owner would receive $100, the total Annuity Value partially withdrawn would be $106.38, and the Withdrawal Charge would be $6.38 (which is 6% of $106.38). Any partial withdrawal or Surrender may be subject to tax and the Owner should, therefore, consult with his or her tax advisor before requesting any partial withdrawal or Surrender. (See "FEDERAL TAX MATTERS--Taxation of Annuities" on page 23 and "--Qualified Plans" on page 24.)

The Withdrawal Charge is imposed to enable Western Reserve to recover certain sales expenses it advances, including the cost of printing prospectuses and sales literature and any advertising costs. The proceeds of this charge may not be sufficient to cover these expenses. To the extent they are not, Western Reserve will cover the shortfall from its general account assets, which may include profits from the Mortality and Expense Risk Charge, described below.

The Withdrawal Charge may be reduced when sales of Contracts are made to a group of directors, officers and employees of the same employer (including directors, officers and employees of Western Reserve and its affiliates), as outlined in the following paragraph. The amount of reduction will depend on factors such as the size of the group, total Purchase Payments, and other relevant factors that might tend to reduce expenses incurred in connection with such sales.

The Withdrawal Charge may be eliminated for the sale of the Contract to: (a) current and retired directors, officers, full-time employees and agents of Western Reserve and its affiliates; (b) current and retired directors, officers, fulltime employees and registered representatives of InterSecurities, Inc., an affiliate of Western Reserve, and any broker-dealer which has a sales agreement with InterSecurities, Inc.; (c) any Trust, pension, profit-sharing or other employee benefit plan of any of the foregoing persons or entities; (d) current and retired directors, officers and full-time employees of WRL Series Fund, Inc. and any IDEX mutual fund, and any investment adviser or investment sub-adviser thereto; and (e) any member of a family of any of the foregoing (E.G., spouse, child, sibling, parent or parent-in-law). Western Reserve reserves the right to modify or terminate this arrangement at any time.

TRANSFER CHARGE

After twelve free transfers of Annuity Value among the Sub-Accounts during any one Contract Year, each additional transfer will be subject to a Transfer Charge of $10, which will be deducted from the amount transferred to compensate Western Reserve for the costs of the transfer. All transfers made on any one day will be considered a single transfer, with any transfer charge allocated equally. The Transfer Charge will not be increased. Western Reserve does not anticipate making a profit from this charge. Western Reserve may, at any time, revoke or modify this transfer privilege.

MORTALITY AND EXPENSE RISK CHARGE

During the Accumulation Period, Western Reserve will deduct a daily Mortality and Expense Risk Charge from the Series Account at an annual rate of 1.10% of the average daily net assets of the Series Account. After the Maturity Date, Western Reserve will deduct a daily Mortality and Expense Risk Charge from the Series Account at an annual rate of 1.25% of the average daily net assets of the Series Account. Western Reserve assumes two mortality risks: (1 ) that the annuity rates under the Contracts cannot be changed to the detriment of Owners even if Annuitants live longer than projected; and (2) Western Reserve may be obligated to pay a death benefit claim in excess of a Contract's Cash Value. (See "ANNUITY PROVISIONS--Improved Annuity Rates" on page 22 and "ACCUMULATION PROVISIONS--Death Benefits during the Accumulation Period" on page 19.) Western Reserve also assumes an expense risk through its guarantee not to increase the charges for issuing and administering the Contracts and the Series Account, regardless of its actual expenses.

If the Mortality and Expense Risk Charge is insufficient to cover actual costs, the loss will be borne by Western Reserve; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to Western Reserve. This charge is deducted from the Series Account both during the Accumulation Period and after the Maturity Date. The Mortality and Expense Risk Charge will not be assessed against either the Fixed Account Value or monies that have been applied to purchase a Fixed Account annuity option.

ANNUAL CONTRACT CHARGE

On each Anniversary through the Maturity Date, Western Reserve will deduct an Annual Contract Charge of $30 as partial compensation for the cost of providing administrative services under the Contracts. The Annual Contract Charge is deducted from each Sub-Account and the Fixed Account in proportion to the value each bears to the Annuity Value. If the Annuity Value is surrendered other than on an Anniversary, a full $30 fee will be deducted.

Western Reserve does not expect to earn a profit on the Annual Contract Charge. Therefore, Western Reserve may reduce the amount of the Annual Contract Charge when sales of Contracts are made to a group of employees of the same employer, employer group or similar party, under an arrangement which results in a savings in administrative service expenses. Even if administrative expenses of the Account increase, Western Reserve guarantees that it will not increase the amount of the Annual Contract Charge.

ADMINISTRATIVE CHARGE

Western Reserve deducts a daily Administrative Charge from values remaining in the Series Account at an annual rate of 0.15% of the average daily net assets of the Series Account for the cost of providing administrative services under the Contracts and the Account. This charge is deducted from the Series Account both during the Accumulation Period and after the Maturity Date.

Western Reserve does not expect to earn a profit on the Administrative Charge. Even if administrative expenses of the Contract and the Account increase, Western Reserve guarantees that it will not increase the amount of the Administrative Charge.

PREMIUM TAXES

Certain states and other governmental entities may impose a premium tax, ranging up to 3.5% of Purchase

Payments. If applicable, and if Western Reserve has incurred or reasonably expects to incur expenses in respect of premium taxes, the tax will be deducted, either from the Purchase Payment when received, from amounts partially withdrawn or surrendered, from death benefit proceeds, or from the amount applied to effect an annuity at the time annuity payments commence. Western Reserve will deduct any applicable premium taxes when it incurs them, but reserves the right to defer deduction to a later date as long as such deferral is equitable to Owners.

Premium tax rates are subject to change by the respective state legistlatures, administrative interpretations, or judicial acts. The amount of any such tax will depend on, among other things, the Owner's state of residence, the status of Western Reserve in that state, and the insurance tax laws of such state.

DEDUCTIONS FOR OTHER TAXES

Currently no charge is made to the Series Account for Federal income taxes attributable to the Series Account. Western Reserve may, however, make such a charge in the future subject to obtaining any necessary regulatory approvals. Charges for any other applicable taxes including any tax or other economic burden resulting from the application of tax laws that Western Reserve determines to be properly attributable to the Account may also be made. (See "FEDERAL TAX MATTERS--Company Tax Status" on page 23.)

EXPENSES OF THE FUND

Because the Series Account purchases shares of the Fund, the net assets of the Series Account will reflect the investment advisory fee and other expenses incurred by the Fund, as described in the Portfolios' Prospectus.

Effective January 1, 1997, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") and pursuant to the Plan, has entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), principal underwriter for the Fund.

Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing a Portfolio's shares, up to a maximum rate of 0.15% (fifteen one-hundreths of one percent) on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly. ISI has determined that it will not seek payment by the Fund of distribution expenses with respect to any Portfolio during the fiscal year ending December 31, 1997. Prior to ISI's seeking reimbursement, Policyowners will be notified in advance.

THE CONTRACT ACCUMULATION PROVISIONS

PURCHASE PAYMENTS

Owners may make Purchase Payments as frequently as they elect. Purchase Payments after the initial Purchase Payment are payable at Western Reserve's Administrative Office. The initial Purchase Payment generally must accompany the application, and for Non-Qualified Contracts must be at least $5,000; however, a minimum initial Purchase Payment of $1,000 is allowed provided the application reflects anticipated additional monthly periodic Purchase Payments of at least $100, via electronic funds transfer from the Owner's bank account. For IRAs the minimum initial Purchase Payment is $1,000 and for Qualified Contracts other than IRAs the minimum initial Purchase Payment is $50. For all Contracts, subsequent Purchase Payments are not required but may be made at any time and in any amount provided that each payment is for a minimum of $50, unless Western Reserve consents to a smaller amount and further provided that total Purchase Payments in any Contract Year do not exceed $1,000,000, unless Western Reserve consents to a larger amount.

As an accommodation to Owners, Western Reserve will accept transmittal of both initial and subsequent Purchase Payments of at least $1,000 by wire transfer. For initial Purchase Payments, the wire transfer must be accompanied by a simultaneous telephone facsimile transmission of an application ("FAXED Application"). Initial Purchase Payments accepted via wire transfer with FAXED Application will be invested at the value next determined following receipt. Initial Purchase Payments made by wire transfer not accompanied by simultaneous FAXED Application, or accompanied by an incomplete FAXED application, will be retained for a period up to five business days while Western Reserve attempts to obtain the FAXED Application or complete the essential information required to establish the Contract and allocate the initial Purchase Payment at the Accumulation Unit Value which will be determined after receipt of the FAXED Application or information necessary to complete the application. If Western Reserve cannot obtain the FAXED Application or essential information within five business days, Western Reserve will return the initial Purchase Payment to the applicant, unless the applicant consents to allow Western Reserve to retain the initial Purchase Payment until the required FAXED Application or essential information is received. When the FAXED Application contains all information necessary to issue the Contract and allocate the Net Purchase Payment, but the FAXED Application has not been signed by the Owner, Western Reserve will issue the Contract and allocate the Net Purchase Payment as indicated in the FAXED Application. At the same time, Western Reserve will also electronically prepare a new application form, containing the same information received on the FAXED Application, for delivery with the Contract to the Owner. Upon delivery, the Owner will sign the electronically prepared application, which will be retained by Western Reserve.

In the event the original application with original signature is later received and the allocation instructions in that application are, for any reason, inconsistent with those previously designated on the FAXED Application, the initial Purchase Payment will be reallocated in accordance with the allocation instructions in the application with original signature at the Accumulation Unit Value next determined after receipt of such application.

Owners wishing to make payments via bank wire should instruct their banks to wire Federal Funds as follows to:

   Barnett Bank of Pinellas County
   ABA # 063000047
   For credit to: Western Reserve Life
   Account #: 1263627596
   Owner's Name:
   Contract Number:
   Attention: Annuity Accounting
   Fax Number: (813) 588-1620

Western Reserve may reject any application or Purchase Payment for any reason permitted by law.

NET PURCHASE PAYMENTS

The Net Purchase Payment is equal to the Purchase Payment less any premium taxes. (See "Premium Taxes," page 14.) Initial and subsequent Net Purchase Payments are allocated according to the Owner's direction among the Sub-Accounts of the Series Account, to the Fixed Account, or to a combination of both. (For Contracts issued in the State of Washington, the Fixed Account is not available for allocation of Net Purchase Payments.) The Owner, or the registered representative/agent of record for the Contract upon instructions from the Owner, may change the allocation of subsequent Purchase Payments at any time upon written notice to Western Reserve, or by telephone by calling Western Reserve's toll-free number, 1-800-851-9777. Western Reserve will employ the same procedures to confirm that such telephone instructions are genuine as it employs regarding transfers among Sub-Accounts and the Fixed Account by telephone. Western Reserve reserves the right to limit such change to once each Contract Year. Upon allocation to the Series Account, Net Purchase Payments are converted into units of the appropriate Sub-Account based upon the Accumulation Unit Value in that Sub-Account on or following the Valuation Date on which the Purchase Payment is received at Western Reserve's Administrative Office. (See "Accumulation Unit Value" on this page.) If the Contract application and other information necessary for processing the request to apply the Purchase Payment (collectively "application") are complete upon receipt, Western Reserve will accept the application and apply the initial Net Purchase Payment within two business days of receipt. If it is incomplete, Western Reserve will attempt to have it properly completed within five business days of receipt, and if unable to do so, Western Reserve will inform the prospective purchaser of the reasons that the application is incomplete and request that the prospective purchaser consent to Western Reserve retaining the Purchase Payment until the application is properly completed. If such consent is not obtained, Western Reserve will immediately return the entire Purchase Payment. Once the application is complete, Western Reserve will accept it and apply the initial Net Purchase Payment within two business days.

ACCUMULATION UNIT VALUE

The Accumulation Unit Value will vary from one Valuation Period to the next depending on the investment results experienced by each Sub-Account. When the Sub-Accounts were first established, the initial Accumulation Unit Value for each Sub-Account was arbitrarily set at $10. The Accumulation Unit Value for each Sub-Account at the close of a Valuation Period is determined by multiplying the Accumulation Unit Value for that Sub-Account at the close of the immediately preceding Valuation Period by the experience factor for that Sub-Account for the current Valuation Period. The Accumulation Unit Value may increase, decrease, or remain the same from Valuation Period to Valuation Period.

EXPERIENCE FACTOR

During the Accumulation Period, the experience factor measures investment experience for a Valuation Period. Each Sub-Account has its own distinct experience factor. In calculating a Sub-Account's experience factor for a Valuation Period, the net asset value for each share of the corresponding Portfolio of the Fund at the end of the current Valuation Period is increased by the amount per portfolio share of any dividend or capital gain distribution received by the Portfolio during the current Valuation Period and decreased by a per portfolio share charge for any applicable taxes. The total is then divided by the net asset value per portfolio share at the end of the preceding Valuation Period. A charge equal to 1.10% on an annual basis of the net assets for each day in the Valuation Period is then subtracted to compensate Western Reserve for certain mortality and expense risks and a charge equal to 0.15% on an annual basis of the net assets for each day in the Valuation Period is also subtracted to compensate Western Reserve for certain administrative expenses. (See "CHARGES AND DEDUCTIONS--Mortality and Expense Risk Charge" on page 13 and "--Administrative Charge" on page 13.)

COMPUTING SUB-ACCOUNT VALUE

At the end of any Valuation Period, a Sub-Account's value is equal to the number of units that the Contract has in the Sub-Account, multiplied by the Accumulation Unit Value of that Sub-Account.

The number of units that a Contract has in each Sub-Account is equal to:

1. The initial units purchased on the Contract Date; plus

2. Units purchased at the time additional Net Purchase Payments are allocated to the Sub-Account; plus

3. Units purchased through transfers from another Sub-Account or the Fixed Account; minus

4. Any units that are redeemed to pay for partial withdrawals; minus

5. Any units that are redeemed as part of a transfer to another Sub-Account or the Fixed Account; minus

6. Any units that are redeemed to pay the Annual Contract Charge, any premium taxes and any transfer charges.

PORTFOLIO SHARE NET ASSET VALUE. The net asset value per share of shares of the Fund is determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open.

TRANSFERS TO AND FROM, AND AMONG ALLOCATION OPTIONS

Before the Maturity Date, the Owner may, at any time, transfer amounts among Sub-Accounts or from Sub-Accounts to the Fixed Account. (For Contracts issued in the State of Washington, the Fixed Account is not available to receive Annuity Value transferred from the Sub-Accounts.) Transfers may also be made from the Fixed Account to the Sub-Accounts, subject to certain restrictions. (See "THE FIXED ACCOUNT--Allocations, Transfers and Partial Withdrawals" on page 27.) Transfers are not available if the Owner has elected Dollar Cost Averaging, the Asset Rebalancing Program or Systematic Partial Withdrawals.

The amount available for transfer from any Sub-Account or the Fixed Account is determined at the end of the Valuation Period during which the transfer request is received at Western Reserve's Administrative Office. As explained in the previous paragraph, the net asset value for each share of the corresponding Portfolio of any Sub-Account is determined, once daily, as of the close of the regular business session of the Exchange (usually 4:00 p.m., Eastern time), which coincides with the end of each Valuation Period. Therefore, any transfer request received after 4:00 p.m., Eastern time, on any day the Exchange is open for business will be processed utilizing the net asset value for each share of the applicable Portfolio determined as of 4:00 p.m., Eastern time, on the next day the Exchange is open for business.

The amount available for transfer from the Fixed Account will be determined in the same manner. The registered representative/agent of record for the Contract may, upon instructions from the Owner, make telephone transfers upon request without the necessity for the Owner to have previously authorized telephone transfers in writing. Written requests must be in a form acceptable to Western Reserve. If, for any reason, an Owner does not want the ability to make transfers by telephone, the Owner should provide written notice to Western Reserve. All telephone transfers should be made by calling Western Reserve at our toll-free number 1-800-851-9777.

Western Reserve will not be liable for complying with telephone instructions it reasonably believes to be authentic, nor for any loss, damage, costs or expense in acting on such telephone instructions, and Owners will bear the risk of any such loss. Western Reserve will employ reasonable procedures to confirm that telephone instructions are genuine. If Western Reserve does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon such telephone instructions, providing written confirmation of such transactions to Owners and/or tape recording of telephone transfer request instructions received from Owners. Western Reserve may, at any time, revoke or modify the transfer privilege. Western Reserve ordinarily will effect transfers and determine all values in connection with transfers at the end of the Valuation Period during which the transfer request is received at Western Reserve's Administrative Office. Western Reserve currently imposes a $10 charge for each transfer after the first twelve transfers during any Contract Year. (See "CHARGES AND DEDUCTIONS--Transfer Charge" on page 13.)

DOLLAR COST AVERAGING

The Owner may direct Western Reserve to automatically transfer specified amounts from the Money Market Sub-Account, the Bond Sub-Account, the Short-to-Intermediate Government Sub-Account, the Fixed Account or any combination of these Accounts on a monthly basis to any other Sub-Account. This service is intended to allow the Owner to utilize "Dollar Cost Averaging," a long-term investment method which provides for regular, level investments over time. Western Reserve makes no guarantees that Dollar Cost Averaging will result in a profit or protect against loss. To qualify for Dollar Cost Averaging, a minimum of $10,000 must be in each Account from which transfers will be made and at least $1,000, in the aggregate, must be transferred each month, unless Western Reserve consents to a smaller amount. To further qualify for Dollar Cost Averaging from the Fixed Account, no more than one-tenth (1/10) of the amount in the Fixed Account at the commencement of Dollar Cost Averaging can be transferred each month. Other types of transfers from the Fixed Account may also be subject to other certain restrictions. (See "THE FIXED ACCOUNT--Allocations, Transfers and Partial Withdrawals" on page 27.)

A written election of this service, on a form provided by Western Reserve, must be completed by the Owner in order to begin transfers. The first transfer will occur during the month which follows receipt of the form, providing the form is received by the 25th day of the month. Once elected, transfers from the Money Market, Bond, Short-to-Intermediate Government Sub-Accounts or the Fixed Account will be processed monthly until the entire value of each Account from which transfers are made is completely depleted or the Owner instructs Western Reserve in writing to cancel the monthly transfers. For example, if $15,000 was allocated to the Money Market Sub-Account and $10,000 was allocated to the Bond Sub-Account and transfers of $500 are made each month from each of these Sub-Accounts to the Growth Sub-Account, transfers of $500 per month would continue to be made from the Money Market Sub-Account even though transfers from the Bond Sub-Account had ceased as a result of depletion of value.

There is no charge for Dollar Cost Averaging. However, each transfer which occurs under the Dollar Cost Averaging service will be counted towards the twelve free transfers allowed during each Contract Year. (See "CHARGES AND DEDUCTIONS--Transfer Charge" on page 13.) Western Reserve reserves the right to discontinue offering Dollar Cost Averaging upon 30 days' written notice to Owners. Dollar Cost Averaging is not available if the Owner has elected the Asset Rebalancing Program or Systematic Partial Withdrawals.

ASSET REBALANCING PROGRAM

Western Reserve will offer a program under which an Owner may authorize Western Reserve to transfer automatically Annuity Value each quarter to maintain a particular percentage allocation among the Sub-Accounts. The Annuity Value allocated to each Sub-Account will grow or decline in value at different rates. The Asset Rebalancing Program automatically reallocates the Annuity Value in the Sub-Accounts at the end of each period to match the Contract's currently effective Net Purchase Payment allocation schedule. The Asset Rebalancing Program is intended to transfer Annuity Value from those Sub-Accounts that have increased in value to those Sub-Accounts that have declined in value. Over time, this method of investing may help an Owner buy low and sell high. This investment method does not guarantee gains, nor does it assure that any Sub-Account will not have losses.

To qualify for Asset Rebalancing, a minimum Annuity Value of $10,000 for an existing Contract, or a minimum initial purchase payment of $10,000 for a new Contract, is required. To participate in the Asset Rebalancing Program, a properly completed Asset Rebalancing Request Form must be received by Western Reserve at its Administrative Office. An Asset Rebalancing Request Form is available upon request.

Owners may elect rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Contract Date. Following receipt of the Asset Rebalancing Request Form, Western Reserve will effect the initial rebalancing of Annuity Value on the next such anniversary, in accordance with the Contract's current Net Purchase Payment allocation schedule. The amounts transferred will be credited at the Accumulation Unit Value as of the end of the Valuation Dates on which the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the New York Stock Exchange is closed, rebalancing will occur on the next day the New York Stock Exchange is open. The Asset Rebalancing Program is available only during the Accumulation Period, and is not available if the Owner has elected Dollar Cost Averaging or Systematic Partial Withdrawals. There is no charge for the Asset Rebalancing Program. However, each reallocation which occurs under the Asset Rebalancing Program will be counted towards the twelve free transfers allowed during each Contract Year. (See "CHARGES AND DEDUCTIONS--Transfer Charge" on page 13.)

An Owner may terminate participation at any time in the Asset Rebalancing Program by verbal or written request to Western Reserve's Administrative Office. Participation in the Asset Rebalancing Program will terminate automatically if any transfer is made to, or from, any Sub-Account, other than on account of a scheduled rebalancing. If an Owner wishes to resume the Asset Rebalancing Program after it has been canceled, a new Asset Rebalancing Request Form must be completed and sent to Western Reserve's Administrative Office. Owners may start and stop participation in the Asset Rebalancing Program at any time; however, Western Reserve reserves the right to restrict entry into the Asset Rebalancing Program to once per Contract Year. Annuity Value allocated to the Fixed Account may not be included in the Asset Rebalancing Program.

Western Reserve may discontinue, modify, or suspend the Asset Rebalancing Program at any time.

Although the Asset Rebalancing Program is not available as of the date of this Prospectus, Western Reserve anticipates its availability by February 1, 1997.

PARTIAL WITHDRAWALS AND SURRENDERS


1. PARTIAL WITHDRAWALS. Prior to the earlier of the Maturity Date or the death of the Annuitant (when no contingent Annuitant has been named), the Owner may partially withdraw a portion of the Series Account Value upon written request, complete with all necessary information, to Western Reserve's Administrative Office. Although partial withdrawals are currently permitted at any time prior to the Maturity Date, Western Reserve reserves the right to refuse to permit any partial withdrawals prior to the first Anniversary. No more than one partial withdrawal during any Contract Year is permitted without the consent of Western Reserve. Unless Western Reserve consents, no partial withdrawal is permitted if the Cash Value would be reduced below $10,000. No partial withdrawals from the Fixed Account may be made without the consent of Western Reserve. (See "THE FIXED ACCOUNT--Allocations, Transfers and Partial Withdrawals" on page 27.) All requests for partial withdrawals are processed at the Accumulation Unit Value for each Sub-Account next computed after receipt and acceptance of the request by Western Reserve at its Administrative Office. Western Reserve will cancel units equal to the amount requested from each Sub-Account, and an amount equal to the Withdrawal Charge and any premium tax will also be withdrawn in order for the Owner to receive the full amount requested. (See "CHARGES AND DEDUCTIONS--Withdrawal Charge" on page 12 and "--Premium Taxes" on page 13.) The Sub-Accounts for a partial withdrawal may be specified and the amount requested to be withdrawn from each specified Sub-Account may not exceed the value of that Sub-Account. If not specified, the amount requested will be withdrawn on a pro rata basis from each Sub-Account.

2. SYSTEMATIC PARTIAL WITHDRAWALS. The Owner may elect in writing on a form provided by Western Reserve to partially withdraw from the Series Account up to 10% of the Cash Value annually (10% of the initial Purchase Payment if elected at time of application for a Contract), in equal monthly payments ("Systematic Partial Withdrawals") of at least $200 per month. The first withdrawal will occur during the month which follows receipt of the form, providing the form is received by the 25th day of the month. If Systematic Partial Withdrawals are elected at the time of application for a Contract, a minimum initial Purchase Payment of at least $25,000 must accompany the application, unless Western Reserve consents to a smaller amount. A subsequent election is subject to the Contract then having a minimum of $25,000 of Cash Value, unless Western Reserve consents to a smaller amount. Western Reserve will pay the Systematic Partial Withdrawal amount requested and cancel units equal to the amount withdrawn from the Sub-Accounts in the same manner as the current Net Purchase Payment allocation instructions, except no Systematic Partial Withdrawals are permitted from the Fixed Account. The amount to be partially withdrawn from each Sub-Account may not exceed the Cash Value of the Sub-Account. Western Reserve will not process a Systematic Partial Withdrawal if the Cash Value for the entire Contract would be reduced below $10,000.

Systematic Partial Withdrawals are not available if the Owner has elected Dollar Cost Averaging or the Asset Rebalancing Program. Systematic Partial Withdrawals may be discontinued by the Owner at any time by notifying Western Reserve in writing. Western Reserve reserves the right to discontinue offering Systematic Partial Withdrawals upon 30 days' written notice to Owners. Western Reserve also reserves the right to assess a processing fee for this service. Generally, under a Non-Qualified Contract, Systematic Partial Withdrawals, like other distributions prior to the Maturity Date, are first treated as taxable income to the extent that the Contract Value immediately before a withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. Further, under a Non-Qualified Contract, a 10% penalty tax will generally be imposed on the taxable portion of a Systematic Partial Withdrawal made prior to the Owner's age 59-1/2, unless certain exceptions apply. The Owner should, therefore, consult with his or her tax advisor before requesting any Systematic Partial Withdrawals. (See "FEDERAL TAX MATTERS--Taxation of Annuities" on pages 23-24.)

3. SURRENDERS. The Owner may completely surrender the Contract at any time prior to the Maturity Date. All requests for Surrender are processed at the Accumulation Unit Value for each Sub-Account next computed after receipt and acceptance of the Surrender request by Western Reserve at its Administrative Office. Western Reserve will deduct from the Surrender proceeds the $30 Annual Contract Charge, any applicable premium taxes, and any applicable Withdrawal Charge.

4. PARTIAL WITHDRAWALS AND SURRENDERS. The amount of any partial withdrawal or Surrender will be paid promptly, and in any event within seven days of receipt of the request, complete with all necessary information at Western Reserve's Administrative Office, except that Western Reserve reserves the right to defer the right of partial withdrawal or Surrender under certain circumstances. (See "OTHER MATTERS RELATING TO THE CONTRACT--Contract Payments" on page 22.) Under Non-Qualified Contracts, Western Reserve will withhold from each partial withdrawal, systematic partial withdrawal or Surrender for tax purposes the minimum amount required by law, unless the Owner affirmatively elects, before payments begin, to have either nothing withheld or a different amount withheld. When Western Reserve incurs extraordinary charges, such as wire transfers or overnight mail expenses, for expediting delivery of a partial withdrawal or Surrender payment to a Contract Owner, Western Reserve will deduct such charges from the payment. The current charge for a wire transfer is $15. The current charge for overnight delivery is $20. For the protection of Owners, all requests for partial withdrawals or Surrenders of more than $100,000, or where the partial withdrawal or surrender proceeds are to be sent to an address other than the address of record, will require a signature guarantee. All required guarantees of signatures must be made by a national or state bank, a member firm of a national stock exchange or any other institution which is an eligible guarantor institution as defined by rules and regulations of the SEC. If the Owner is a corporation, partnership, trust or fiduciary, evidence of the authority of the person seeking redemption is required before the request for withdrawal is accepted, including withdrawals under $100,000. For additional information, Policyowners may call Western Reserve at (800) 851-9777. Partial withdrawals and Surrenders may be subject to tax including a penalty tax. (See "FEDERAL TAX MATTERS--Taxation of Annuities" on pages 23-24.) For certain Qualified Contracts, a partial withdrawal may require the consent of the Owner's spouse under the Code and the regulations promulgated thereunder by the Treasury Department (the "Treasury Regulations"). (See "FEDERAL TAX MATTERS--Oualified Plans" on pages 24-25.) For Qualified Contracts issued under Code Section 403(b) and Contracts issued under the Texas Optional Retirement Program, certain restrictions will apply. (See "FEDERAL TAX MATTERS--Qualified Plans" on pages 24-25.)

CONTRACT LOANS FOR 401(A), 401(K), AND 403(B) CONTRACTS

After the ten day Right to Examine Contract Period and during the Accumulation Period, (1) Owners of Contracts used in connection with a Tax Sheltered Annuity Plan ("TSA Plan") under Section 403(b) of the Code, if the TSA Plan is not subject to the Employee Retirement Income Security Act of 1974, and (2) Owners of Contracts purchased by a pension, profit-sharing, or other similar plan qualified under Section 401(a) of the Code (a "401 Plan"), including a Section 401(k) plan, where a plan trustee is the Owner, may elect a Contract loan endorsement under which the Owner can receive Contract loans. The availability of Contract loans will also be governed by the provisions of the TSA Plans or 401 Plans involved. An Owner of a Contract used in connection with a TSA Plan or 401 Plan may be subject to income tax or tax penalties if loans from the plan are not repaid in accordance with applicable provisions of the Code. In addition, Internal Revenue Service authorities suggest that a Contract loan may, at least in certain circumstances, result in adverse tax consequences for the TSA Plan or 401 Plan. Accordingly, a competent tax advisor should be consulted before a Contract loan is requested.

If the Contract loan endorsement is available, the Owner can borrow against the Contract an amount which may not exceed the lesser of (1) 50% of the Cash Value or (2) $50,000 reduced by the highest outstanding loan balance during the 1-year period ending on the day before the loan date (determined below). However, if the Cash Value is less than $20,000, the Owner may borrow against the Contract the lesser of (1) 80% of the Cash Value or (2) $10,000. In all events, the minimum amount that can be borrowed is $1,000. The Owner has the sole responsibility for requesting loans and making loan repayments that comply with applicable tax requirements.

When a loan is made, an amount equal to the loan will be withdrawn from the Sub-Accounts specified by the Owner and transferred to the loan reserve. The loan reserve is part of the Fixed Account used as collateral for any Contract loan. If no Sub-Accounts are specified, the loan will be made from each Sub-Account in accordance with the Owner's current Purchase Payment allocation. Amounts transferred to the loan reserve do not participate in the investment experience of the Sub-Accounts from which they were withdrawn.

All loan requests are processed at the Accumulation Unit Value for each Sub-Account next computed after receipt and acceptance of the loan request by Western Reserve at its Administrative Office. The loan date is the date Western Reserve processes the loan request. Under its current procedures, Western Reserve does not charge a fee to cover loan processing and expenses associated with establishment and administration of the loan reserve. However, Western Reserve reserves the right to charge such a fee or change it from time to time. The Contract will be the sole security for the loan. Western Reserve reserves the right to limit the number of loans an Owner may make during a Contract Year.

On each Contract Anniversary, Western Reserve will compare the amount of the outstanding loan to the amount in the loan reserve. Western Reserve will also make this comparison whenever the Owner repays all or part of the loan. At each such time, if the amount of the outstanding loan (plus any unpaid interest) exceeds the amount in the loan reserve, Western Reserve will withdraw the difference from the Contract's Sub-Accounts and transfer it to the loan reserve, in the same fashion as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, Western Reserve will withdraw the difference from the loan reserve and transfer it to the Sub-Accounts in accordance with the Owner's current payment allocation. However, Western Reserve reserves the right to require the transfer to the Fixed Account if the amount was transferred from the Fixed Account to establish the loan.

If the Contract loan at any time exceeds the Cash Value of the Contract, Western Reserve will mail a notice to the last known address of the Owner and any assignee of record. If the excess amount is not paid within 31 days after mailing of the notice, the Contract will terminate without value.

LOAN INTEREST. Interest on any loan will be at the Contract loan annual rate of 6% in arrears unless, under a 401 Plan, a higher rate is requested by the Owner in the loan application. (See "Repayment of Loans," below.)

Amounts in the loan reserve will earn interest at a minimum guaranteed effective annual interest rate of 4% per year. Western Reserve may declare from time to time higher current interest rates. Different current interest rates may be applied to the Fixed Account attributable to the loan reserve than to the rest of the Fixed Account.

REPAYMENT OF LOANS. Principal and interest must be repaid in substantially level quarterly or monthly payments over a 5-year period or, if the loan is used to acquire the Owner's principal residence, a 10, 15, or 20-year period, but such an extended period cannot go beyond the year the Owner attains age 70-1/2. If a loan installment repayment is not received within 31 days from the installment's original due date, a deemed distribution of the entire amount of the outstanding loan principal, interest due, and any applicable charges under the Contract including any Withdrawal Charge, will take place. Under a TSA Plan, this distribution may be subject to income tax and a penalty tax, and may cause the Contract to fail to qualify under Section 403(b) of the Code. (See "FEDERAL TAX MATTERS--Qualified Plans," page 24.).

While the Contract is In Force and during the Accumulation Period, any loan may be repaid in full. IF NOT REPAID, LOANS WILL AUTOMATICALLY REDUCE THE AMOUNT OF ANY DEATH BENEFIT PROCEEDS, THE AMOUNT PAYABLE UPON A PARTIAL WITHDRAWAL OR SURRENDER OF THE CONTRACT AND THE AMOUNT APPLIED ON THE MATURITY DATE TO PROVIDE ANNUITY PAYMENTS.

DEATH BENEFITS DURING THE ACCUMULATION PERIOD

1. GENERAL
If the Annuitant dies during the Accumulation Period and the Owner is a natural person other than the Annuitant, the Owner will automatically become the new Annuitant, the Contract will continue In Force and no death benefit will be payable to the Beneficiary. If the Annuitant dies during the Accumulation Period and the Owner is either the same individual as the Annuitant or other than a natural person, Western Reserve will pay the death benefit proceeds to the Beneficiary in a lump sum upon receipt of due proof of death, unless a written Alternative Election, as described below, is made.

2. AMOUNT OF DEATH BENEFIT PROCEEDS
If the Annuitant dies during the Accumulation Period and prior to the sixth Contract Year and the Owner is either the same person as the Annuitant or other than a natural person, the death benefit proceeds, if payable, will be the greater of: (i) the Annuity Value as of the date Western Reserve receives due proof of death and a written election as to the method of payment, as described above; or (ii) the excess of (a) the amount of Purchase Payments paid less (b) any amounts partially withdrawn from the Contract to pay for partial withdrawals, increased by 5% on each Contract Anniversary prior to the Owner's age 80 (Annuitant's age 80 if the Owner is not a natural person), up to an amount not to exceed 200% of the Purchase Payments less partial withdrawals.

If the Annuitant dies during the Accumulation Period and after the fifth Contract Year and the Owner is either the same person as the Annuitant or other than a natural person, the death benefit proceeds, if payable, will be the greatest of: (i) the Annuity Value as of the date Western Reserve receives due proof of death and a written election as to the method of payment, as described above; or (ii) the excess of (a) the amount of Purchase Payments paid less (b) any amounts partially withdrawn from the Contract to pay for partial withdrawals, increased by 5% on each Contract Anniversary prior to the Owner's age 80 (Annuitant's age 80 if the Owner is not a natural person), up to an amount not to exceed 200% of the Purchase Payments less partial withdrawals; or (iii) the Annuity Value as of the fifth Contract Anniversary, less any amounts partially withdrawn from the Contract after the fifth Contract Year to pay for partial withdrawals. In certain states, the calculation of death benefit proceeds under item (iii) may vary. The Contract should be consulted for details.

The Insurance Department of Pennsylvania has disapproved for Contracts issued in Pennsylvania that portion of item (ii) of the death benefit provision described in the two preceding paragraphs, which increases the death benefit payable by 5% on each Contract Anniversary, as contrary to Pennsylvania Insurance Laws. Therefore, for Contracts issued in Pennsylvania, when the amount of death benefit payable under the Contract is the excess of (a) the amount of Purchase Payments paid less (b) any amounts partially withdrawn from the Contract to pay for partial withdrawals, such amount of death benefit will not be increased by 5% on each Contract Anniversary.

3. ALTERNATIVE ELECTIONS
If the Beneficiary is entitled to receive the death benefit proceeds as in 2. above, and is the spouse of the deceased Annuitant, then the Beneficiary may elect to become the new Owner and Annuitant and keep the Contract In Force in lieu of receiving the death benefit proceeds. If the Beneficiary is not the spouse of the deceased Annuitant and is entitled to receive the death benefit proceeds, the Beneficiary may elect, in lieu of a lump sum payment, one of the following options that provide for complete distribution of the death benefit proceeds and termination of the Contract:
(i) within five years of the date of such Annuitant's death; (ii) over the lifetime of the Beneficiary; or (iii) over a period that does not exceed the life expectancy of such Beneficiary, as defined by the Code and the Treasury Regulations. Options (ii) and (iii) may be elected only if the Beneficiary is a natural person and payments start within one year of the date of the Annuitant's death. (For a more detailed explanation of these requirements, see "FEDERAL TAX MATTERS--Additional Considerations" on page 25.) Multiple Beneficiaries may choose individually among any of the three options.

Under options (i) and (iii) above, the Annuity Value as of the date Western Reserve receives due proof of death and a written election as to the method of payment, if any, will be adjusted to equal the death benefit proceeds, as described below, and the Contract will remain In Force as a deferred annuity until the end of the elected distribution period. Under option (i) above, Western Reserve will:

   /bullet/ Allow the Beneficiary, at the time of electing (i), to make a partial withdrawal. Further partial withdraw-als during the duration of the five-year period are not permitted;

   /bullet/ Allow the Beneficiary, at the time of electing (i), to make "one-time" transfer of Contract values among Sub-Accounts and to the Fixed Account, and trans-fers from the Fixed Account to the Sub-Accounts;

   /bullet/ Not deduct the Annual Contract Charge during the duration of the five-year period;

   /bullet/ Not apply the Withdrawal Charge in the event of a partial withdrawal upon election of (i), or upon a total distribution of all Contract values during or at the end of the five-year period;

   /bullet/ Not allow annuitization during or at the end of the five-year period. Distribution of all Contract values will be made in a lump sum;

   /bullet/ In the event of the death of the Beneficiary prior to the end of the five-year period, pay remaining Contract value, according to its value at the time of payment, to the Beneficiary's estate, unless a Contingent Beneficiary has been named by the Owner, in which event payment will be made to the Contingent Beneficiary. The Beneficiary is NOT entitled to name his or her own beneficiary of the Contract's value.

For option (ii), the Maturity Date will be changed to the date Western Reserve receives due proof of death and a written election as to the method of payment, if any, and the death benefit proceeds will be used to purchase annuity payments under the annuity provisions of the Contract. (See "ANNUITY PROVISIONS" page 20.)

4. DEATH OF AN OWNER WHO IS NOT AN ANNUITANT
If an Owner is not the same individual as the Annuitant and dies before the
Annuitant:

(a) If no Successor Owner has been named or, if named, is no longer alive, the Owner's estate will become the new Owner. The Cash Value must be distributed within five years of the former Owner's death; or

(b) If a Successor Owner has been named, is alive and is the Owner's spouse, the Contract will continue with the spouse as the new Owner; or

(c) If a Successor Owner has been named, is alive and is not the Owner's spouse, the Successor Owner will become the new Owner. The Cash Value must be distributed either:

(1) within five years of the former Owner's death; or

(2) over the lifetime of the new Owner, if a natural person, with payments beginning within one year of the former Owner's death; or

(3) over a period that does not exceed the life expectancy (as defined by the Internal Revenue Code and Regulations adopted under the Code) of the new Owner, if a natural person, with payments beginning within one year of the former Owner's death.

5. QUALIFIED CONTRACTS
If a Qualified Contract is issued to a retirement plan, similar provisions will apply upon the death of the plan participant. However, the required distribution rules are more complex in the case of a Qualified Contract held by a plan. Plan participants should consult a qualified pension or tax advisor concerning the operation of these rules.

ANNUITY PROVISIONS

MATURITY DATE AND SELECTION OF ANNUITY OPTIONS

Provided the Contract is still In Force, annuity payments will begin on the Maturity Date, which is, for both Non-Qualified Contracts and Qualified Contracts, the Anniversary nearest the Annuitant's Attained Age 90. However, the Owner may change the Maturity Date at any time prior to the Maturity Date by written request. Any new Maturity Date must be at least five years after the Contract Date, and the Attained Age of the Annuitant as of the new Maturity Date cannot be greater than 90. After the Maturity Date, no additional purchase payments, partial withdrawals, transfers, full Surrenders, or change of Annuitants or annuity options may be made under the Contract. The Qualified Contract is designed for use with several types of qualified plans. A tax advisor should be consulted about the use of a Qualified Contract with qualified plans, including the specified minimum distribution rules applicable to such plans.

Annuity Payments will be paid under Option D (described on page 22), with 120 payments guaranteed, unless the Owner elects otherwise. The Owner may change the annuity option by written request at any time prior to the Maturity Date. Thirty days prior to the Maturity Date, Western Reserve will mail to the Owner a notice and a form upon which the Owner can select Allocation Options for the Annuity Proceeds as of the Maturity Date, which cannot be changed thereafter and will remain in effect until the Contract terminates. If a Series Account annuity option is chosen, the Owner must include in the written notice the Sub-Account allocation of the Annuity Proceeds as of the Maturity Date. If Western Reserve does not receive that form or other written notice acceptable to Western Reserve prior to the Maturity Date, the Contract's existing Allocation Options will remain in effect until the Contract terminates. The Owner may also, prior to the Maturity Date, select or change the frequency of annuity payments, which may be monthly, quarterly, semi-annually or annually, provided that the annuity option and payment frequency provides for payments of at least $100 per period. If none of these is possible, a lump sum payment will be made.

The Owner may select one of the Fixed Account annuity options or Series Account annuity options described below or any alternate form of settlement acceptable to Western Reserve. Treasury Regulations may preclude the availability of certain annuity options in connection with certain Qualified Contracts.

Fixed Account annuity options provide equal periodic (monthly, quarterly, semi-annual or annual) payments of a specific amount that Western Reserve guarantees will not change. The amount of the periodic annuity payment will be based on the Annuity Proceeds on the Maturity Date, the annuity option selected (I.E., the form and duration of payments), the age of the Annuitant or Beneficiary (or ages of co-annuitants), the sex of the Annuitant (except for certain Qualified Contracts), and the applicable annuity rate shown in the Contract (or a more favorable current rate available under the Contracts on the Maturity Date). The annuity rates shown in the Contract are based on the Society of Actuaries 1983 Table A with projection and an assumed investment rate of 3%. Western Reserve may in its sole discretion increase the amount of a payment or payments once payments begin.

Series Account annuity options (I.E., variable annuity options) are similar to fixed annuity options except that the amount of each periodic payment after the first will vary to reflect the net investment experience of the Sub-Accounts selected by the Owner. The amount of the first annuity payment is determined in the manner described in the Statement of Additional Information for a Series Account annuity option. Under a Series Account annuity option, the Owner applies the Annuity Proceeds to one or more of the sixteen Sub-Accounts designated to support annuity payments by purchasing units issued in connection with one or more of these Sub-Accounts. The number of units purchased is equal to the amount of the first annuity payment allocated to a particular Sub-Account divided by the Annuity Unit Value for that Sub-Account on the Maturity Date. The number of units of a particular Sub-Account supporting payments to an Annuitant never changes, but the second and subsequent payments will vary with the Annuity Unit Value because each payment will equal the number of units in each selected Sub-Account multiplied by the Annuity Unit Value of that Sub-Account on the date the payment is processed. Annuity Proceeds allocated to Series Account annuity options are subject to a daily Mortality and Expense Risk Charge of 1.25% per annum and a daily Administrative Charge of 0.15% per annum.

The Annuity Unit Value for a Sub-Account, designed to support annuity payments, is first calculated in the same manner as the Accumulation Unit Value corresponding to the same Fund Portfolio would be calculated (see "THE CONTRACT--ACCUMULATION PROVISIONS," page 14) (except that the Mortality and Expense Risk Charge is at an annual rate of 1.25% of the average daily net assets of the Series Account), and then is adjusted to reflect a 5% assumed investment return. The adjustment results in the Annuity Unit Value increasing to the extent that the net investment factor increases at greater than an annual rate of 6.4%. It results in the Annuity Unit Value decreasing to the extent that the net investment factor decreases or increases at less than an annual rate of 6.4%. Consequently, if, for a monthly periodic payment, the net investment experience of a Sub-Account for a given month exceeds an annual rate of 6.4%, the monthly payment from that Sub-Account will be greater than the previous payment. Likewise, if the net investment experience for that month is less than an annual rate of 6.4%, the payment will be less than the previous payment.

FIXED ACCOUNT ANNUITY OPTIONS

The following options are available for payment of fixed account monthly annuity payments.

OPTION A--FIXED INSTALLMENTS. The Annuity Proceeds will be paid in equal installments over a fixed period of 5, 10, 15, or 20 years or any other fixed period acceptable to Western Reserve.

OPTION B--LIFE INCOME. The Annuity Proceeds will be paid in equal installments: (1) during the lifetime of the Annuitant only ("Life Annuity");
(2) during a 10 year fixed period certain and for the remaining lifetime of the Annuitant ("Certain Period"); or (3) until the sum of installments paid equals the Annuity Proceeds applied and for the remaining life of the Annuitant ("Installment Refund").

OPTION C--JOINT AND SURVIVOR LIFE INCOME. The Annuity Proceeds will be paid during the joint lifetimes of the Annuitant and a designated Co-Annuitant and will continue upon the death of the first payee for the remaining lifetime of the survivor.

SERIES ACCOUNT ANNUITY OPTIONS

Under the Series Account annuity options, the Contract's Annuity Proceeds will be used to purchase units of the Sub-Accounts selected by the Owner. The following Series Account annuity options are available:

OPTION D--VARIABLE LIFE INCOME. The Annuity Proceeds will be paid in installments determined in accordance with the table set forth in the Contract. Such installments are payable (1) during the payee's lifetime only ("Variable Life Annuity"); or (2) during a 10 year fixed period certain and for the payee's remaining lifetime ("Variable Certain Period").

OPTION E--VARIABLE JOINT AND SURVIVOR LIFE INCOME. The Annuity Proceeds will be paid in installments during the joint lifetime of two payees and continuing upon the death of the first payee for the remaining lifetime of the survivor.

DEATH BENEFITS AFTER THE MATURITY DATE

The death benefit, if any, payable after the Maturity Date and after the commencement of annuity payments depends upon the annuity option selected. If a payee dies on or after the commencement of annuity payments, the remaining portion of any interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of the payee's death. (For additional information about death benefit payments under the Contract, See "ACCUMULATION PROVISIONS--Death Benefits during the Accumulation Period" on page 19.)

IMPROVED ANNUITY RATES

Western Reserve may offer improved annuity rates to Owners if, at the Maturity Date, it is offering annuity contracts of the same type and class as the Contract with more favorable rates than those contained in the Contract's income tables.

PROOF OF AGE, SEX, AND SURVIVAL

Western Reserve may require proper proof of age and sex of any Annuitant or Co-Annuitant prior to making the first annuity payment. Prior to making any payment, Western Reserve may require proper proof that the Annuitant or Co-Annuitant is alive and legally qualified to receive such payment. If required by law to ignore differences in sex of any payee, annuity payments will be determined using unisex rates.

OTHER MATTERS RELATING TO THE CONTRACT

CHANGES IN PURCHASE PAYMENTS

The Owner may change the amount and the mode of the anticipated Purchase Payment pattern specified in the Contract if agreed to by Western Reserve.

RIGHT TO EXAMINE CONTRACT

An Owner may, within ten days of receipt of the Contract (the "Free-Look Period"), return it to Western Reserve at its Administrative Office, and obtain a refund equal to the sum of: (1) the Purchase Payments received; plus (or minus) (2) the accumulated gains (or losses), if any, in the Series Account for the Contract as of the date Western Reserve receives the returned Contract. Certain states require a Free-Look Period longer than ten days, either for all Contract Owners or for certain classes of Contract Owners. The Owner bears the investment risk during the Free-Look Period. Certain states require Western Reserve to refund the Purchase Payment, which may be greater or less than the amount computed above. In these states, Western Reserve bears the investment risk during the Free-Look Period. The specific terms applicable to a particular Contract will be set forth in the "Right to Examine Contract" provision of that Contract.

CONTRACT PAYMENTS

All payments under the Contract will be paid in one sum unless the Owner elects otherwise. Western Reserve reserves the right to suspend or postpone the right of partial withdrawal and Surrender or postpone the date of payment for any period: (1) the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Owners; or (3) an emergency exists, as determined by the SEC, as a result of which valuation or disposal of securities is not reasonably practicable. Transfers may also be postponed under these circumstances.

Payments of any amounts derived from Purchase Payments paid by check or bank draft may be delayed until the check or bank draft has cleared the payor's bank.

OWNERSHIP

The Owner is the person entitled to exercise all rights under the Contract. Prior to the Maturity Date, the Owner is the person designated on the Contract Schedule Page or as subsequently named. These rights may be subject to the consent of any assignee or irrevocable Beneficiary.

A Successor Owner can be named in the application for the Contract or by notifying Western Reserve in writing. If the Owner is not the Annuitant, the Successor Owner will become the new Owner of the Contract upon the death of the Owner prior to the death of the Annuitant. (See "THE CONTRACT--ACCUMULATION PROVISIONS--Death Benefits during the Accumulation Period - 2. Death of an Owner Who is not an Annuitant," on page 19.)

With regard to Non-Qualified Contracts, ownership of the Contract may be changed or the Contract collaterally assigned at any time during the lifetime of the Annuitant and prior to the Maturity Date, subject to the rights of any irrevocable Beneficiary. The assignment of a Contract will be treated as a distribution of the Annuity Value for Federal tax purposes. (See "FEDERAL TAX MATTERS--Taxation of Annuities" on pages 23-24.) Any change of ownership or assignment must be made in writing and accepted by Western Reserve, and, if accepted, will be effective as of the date accepted by Western Reserve. Western Reserve assumes no liability for any payments made or actions taken before a change is accepted and shall not be responsible for the validity or effect of any change of ownership or assignment.

Changing the Owner or naming a new Successor Owner cancels any prior designation of Successor Owner, but it does not change the Beneficiary or Annuitant.

With regard to Qualified Contracts, ownership of the Contract generally may be assigned, but only to the extent permitted by the Code and the terms of the underlying retirement plan.

ANNUITANT

The Annuitant is the person named in the application to receive annuity payments. If no person is so named, the Owner will be the Annuitant. Prior to the Maturity Date, if the Owner is a natural person and upon agreement with Western Reserve, the Owner may elect a different Annuitant. As of the Maturity Date, and upon agreement with Western Reserve, the Owner may elect a different Annuitant or, if either annuity Option C or Option E has been selected, add a joint annuitant. On the Maturity Date, the Annuitant(s) will become the payee(s) and receive the annuity payments.

BENEFICIARY

The Beneficiary is the person or persons named in the application or as subsequently changed. The Beneficiary may be changed during the lifetime of the Annuitant, subject to the rights of any irrevocable Beneficiary. Any change must be made in writing and received at Western Reserve's Administrative Office and, if accepted, will be effective as of the date on which signed by the Owner. Western Reserve assumes no liability for any payments made or actions taken before the change is received and shall not be responsible for the validity or effect of the change. Prior to the Maturity Date, if no Beneficiary survives the Annuitant, the Owner, if living, or the Owner's estate will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. In the case of certain Qualified Contracts, the Treasury Regulations prescribe certain limitations on the designation of a Beneficiary.

Unless Western Reserve receives written notice from the Owner to the contrary, no Beneficiary may assign any payments under the Contract before such payments are due. To the extent permitted by law, no payments under the Contract will be subject to the claims of any Beneficiary's creditors.

MODIFICATION OR WAIVER

The contract and the application constitute the entire Contract. Only statements in the application can be used to void the Contract or defend a claim. The statements are considered representations and not warranties. No Contract provision can be waived or changed except by endorsement. Only the President or Secretary of Western Reserve can agree to change or waive any provision of the Contract.

The Contract may not be modified by Western Reserve without the consent of the Owner, except as may be required to make it conform to any law or regulation or ruling issued by a governmental agency or to improve the rights and/or benefits under the Contract.

FEDERAL TAX MATTERS

INTRODUCTION

The Contracts are designed for use by individuals to accumulate Annuity Value and may be used by retirement plans, regardless of whether the plans qualify for special Federal income tax treatment. The ultimate effect of Federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, Annuitant or Beneficiary depends on Western Reserve's tax status, on the type of retirement plan for which the Contract is purchased, and upon the tax and employment status of the individual concerned.

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion is based upon Western Reserve's understanding of the Federal income tax laws as they are currently interpreted. Western Reserve makes no representations regarding the likelihood of continuation of the Federal income tax laws, the Treasury Regulations, or the current interpretations by the Internal Revenue Service (the "Service"). For a discussion of Federal income taxes as they relate to the Fund, please see the accompanying Prospectus for the Portfolios.

COMPANY TAX STATUS

Western Reserve is taxed as a life insurance company under Part 1 of Subchapter L of the Code. Because the Series Account is not an entity separate from Western Reserve and its operations form a part of Western Reserve, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Series Account are reinvested and taken into account in determining the Annuity Value. Western Reserve believes that under existing Federal income tax law, the Series Account's investment income, including realized net capital gains, will not be taxed to Western Reserve. Based upon this belief, it is anticipated that no charges will be made against the Series Account for Federal income tax. If any such charge is made, a Contract's Annuity Value will reflect a deduction for the charge. Western Reserve reserves the right to make a deduction from the assets of the Series Account should any tax or other economic burden resulting from the application of tax laws that Western Reserve determines to be properly attributable to the Account be imposed with respect to such items in the future.

TAXATION OF ANNUITIES

The following discussion assumes the Contract will qualify as an annuity contract for Federal income tax purposes.

1. IN GENERAL. Code Section 72 governs taxation of annuities. In general, an Owner is not taxed on increases in value under a Contract until some form of distribution is made under the Contract. The exception to this rule is that generally, an Owner of any deferred annuity contract who is not a natural person must include in income any increase in the excess of the Contract's Annuity Value over the investment in the Contract during the taxable year. However, there are some exceptions to this exception and you may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Annuity Value generally will be treated as a distribution.

2. PARTIAL WITHDRAWALS AND SURRENDERS. In the case of a partial withdrawal, Systematic Partial Withdrawal, or Surrender distributed to a participant or Beneficiary under a Qualified Contract (other than a Qualified Contract used in a retirement plan that qualifies for special Federal income tax treatment under section 457 of the Code as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the total Annuity Value. The "investment in the contract" generally equals the portion, if any, of any Purchase Payments paid by or on behalf of an individual under a Contract which is not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero.

Generally, in the case of a partial withdrawal, Systematic Partial Withdrawal, or Surrender under a Non-Qualified Contract before the Maturity Date, amounts received are first treated as taxable income to the extent that the Annuity Value immediately before the partial withdrawal, Systematic Partial Withdrawal, or Surrender exceeds the "investment in the contract" at that time. Any additional amount partially withdrawn, applied to a Systematic Partial Withdrawal, or Surrender is not taxable. In the event of a partial withdrawal or Systematic Partial Withdrawal from, or Surrender of, a Non-Qualified Contract, Western Reserve will withhold for tax purposes the minimum amount required by law, unless the Owner affirmatively elects, before payments begin, to have either nothing withheld or a different amount withheld.

3. ANNUITY PAYMENTS. Although the tax consequences may vary depending on the Annuity Payment elected under the Contract, in general, only the portion of the Annuity Payment that represents the amount by which the Annuity Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional Annuity Payments is taxable. For variable annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For Fixed Annuity Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Annuity Payments for the term of the payments; however, the remainder of each Annuity Payment is taxable until the recovery of the "investment in the contract", and thereafter the full amount or each Annuity Payment is taxable. If death occurs before full recovery of the "investment in the contract", the unrecovered amount may be deducted on the Annuitant's final tax return.

4. PENALTY TAX ON CERTAIN DISTRIBUTIONS. In the case of a distribution pursuant to a Non-Qualified Contract, a penalty tax may be imposed equal to 10% of the amount treated as taxable income. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1 ) made on or after the date on which the Owner attains age 59-1/2, (2) made as a result of death of the Owner or disability of the taxpayer, or (3) received in substantially equal installments as a life annuity. Other tax penalties may apply to certain distributions pursuant to a Qualified Contract.

5. TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of the death of an Owner or an Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full Surrender of the Contract, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as Annuity Payments, as described above.

6. MULTIPLE CONTRACTS. All non-qualified, deferred annuity contracts entered into after October 21, 1988 that are issued by Western Reserve (or its affiliates) to the same Owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual's gross income. There may be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, an Owner should consult a competent tax advisor before purchasing more than one Contract or other annuity contracts.

7. TRANSFERS, ASSIGNMENTS OR EXCHANGES OF CONTRACTS. A transfer of ownership or assignment of a Contract, the designation of an Annuitant or other Beneficiary who is not also the Owner, or a change of Annuitant, may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. An Owner contemplating any such transfer, assignment or change should contact a competent tax advisor in respect to the potential tax effects of such a transaction.

8. POSSIBLE CHANGES IN TAXATION. In past years, legislation has been proposed that would have adversely modified the Federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this Prospectus Congress is not considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as the IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be effective prior to the date of the change.

QUALIFIED PLANS

The Qualified Contract is designed for use with several types of qualified retirement plans. The tax rules applicable to participants and beneficiaries in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59-1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules, aggregate distributions in excess of a specified annual amount, and in certain other circumstances. Therefore, Western Reserve makes no attempt to provide more than general information about use of the Contract with the various types of qualified plans. Owners and participants under qualified plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plan themselves, regardless of the terms and conditions of the Contract issued in connection therewith, Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Purchasers of Contracts for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the Contract therefor.

1. (A) SECTION 403(B) PLANS. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of
(i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59-1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

(B) RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAMS. Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program (ORP) to withdraw their interest in a variable annuity contract issued under the ORP only upon: (1) termination of employment in the Texas public institutions of higher education; (2) retirement; or (3) death. Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

(C) RESTRICTIONS UNDER QUALIFIED CONTRACTS. Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

2. INDIVIDUAL RETIREMENT ANNUITIES. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or an "IRA". Individual Retirement Annuities are subject to limitation on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into an IRA on a tax deferred basis. The Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

3. CORPORATE PENSION AND PROFIT-SHARING PLANS AND H.R. 10 PLANS. Section 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and permit self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts to provide benefits under the plans. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments.

4. DEFERRED COMPENSATION PLANS. Section 457 of the Code, although not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The Contracts can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. All such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its section 457 plan obligations. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.

5. DISTRIBUTIONS FROM QUALIFIED PLANS. Under the tax qualification rules for
Section 401(a), 403(b), 408 and 457 plans, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70-1/2, and must be made in a specified form and manner. Special rules and other restrictions may apply depending on the type of plan and the particular circumstances. Each Owner is responsible for requesting distributions under the Contract that satisfy applicable tax rules, and should consult a qualified tax advisor.

The above description of Federal income tax consequences pertaining to the different types of qualified plans that may be funded by the Contracts is only a brief summary and is not intended as tax advice. The rules governing the provisions of qualified plans are extremely complex and often difficult to comprehend. In addition, the Tax Reform Act has significantly changed a great many rules for qualified plans. Anything less than full compliance with the applicable rules, all of which are subject to change, may have significant adverse tax consequences. A prospective purchaser considering the purchase of a Contract in connection with a qualified plan should first consult a qualified and competent tax advisor with regard to the suitability of the Contract as an investment vehicle for the qualified plan.

ADDITIONAL CONSIDERATIONS

1. DIVERSIFICATION. Section 817(h) of the Code requires that the investments of the Series Account must be "adequately diversified" in accordance with Treasury Regulations in order for the Contracts to qualify as annuity contracts under Section 72 of the Code. The Series Account, through the Fund, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817.5, which affect how the Fund's assets may be invested. Western Reserve believes the Series Account will, thus, meet the diversification requirements of Section 817(h). If the Series Account does not meet those diversification requirements, Owners would be taxed currently on any investment income under the Contract.

In certain circumstances, owners of variable annuity con-tracts may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contract owner's gross income. The Treasury Department has stated in published rulings that a variable annuity contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations

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

concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (I.E., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement further states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets."

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of a Contract has the choice of more sub-accounts in which to allocate net purchase payments and Contract values, and may be able to transfer among sub-accounts more frequently than in such rulings. These differences could result in an Owner being treated as the owner of the assets of the Series Account. In addition, Western Reserve does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Western Reserve therefore reserves the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Series Account.

2. DISTRIBUTION-AT-DEATH RULES. The Code also requires Non-Qualified Contracts to contain specific provisions for distribution of the Contract proceeds upon the death of the Owner. In order to be treated as an annuity contract for Federal income tax purposes, the Code requires that such Contract provide that (a) if any Owner dies on or after the Maturity Date and before the entire interest in the Contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the Owner's death; and (b) if any Owner dies before the Maturity Date, the entire interest in the Contract must generally be distributed within five years after the Owner's date of death. These requirements will be considered satisfied if the entire interest of the Contract is used to purchase an immediate annuity under which payments will begin within one year of the Owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. The Owner's Beneficiary is the person to whom ownership of the Contract passes because of death and must be a natural person. (In the Contract, the successor owner is the Owner's Beneficiary.) If the Beneficiary is the Owner's surviving spouse, the Contract may be continued with the surviving spouse as the new Owner. Non-Qualified Contracts will be reviewed and modified if necessary to attempt to assure that they comply with the Code requirements when clarified by regulation or otherwise. Other rules may apply to Qualified Contracts.

3. WITHHOLDING. Withholding of Federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies Western Reserve of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding. Effective January 1, 1993, certain distributions from Section 401(a), 403(a) and 403(b) plans are subject to mandatory withholding.

4. SECTION 1035 EXCHANGES. Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. If the surrendered Contract was issued prior to August 14, 1982, the tax rules that formerly provided that the Surrender was taxable only to the extent the amount received exceeds the Owner's investment in the Contract will continue to apply to amounts allocable to investment in the Contract before August 14, 1982. In contrast, Contracts issued on or after January 19, 1985 in a Code Section 1035 exchange are treated as new Contracts for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Code Section 1035 transactions. Prospective purchasers wishing to take advantage of Code Section 1035 should consult their tax advisors.

5. DIVERSIFICATION AND QUALIFIED PLANS. Code Section 817(h) applies to variable annuity contracts other than pension plan contracts. The regulations reiterate that the diversification requirements do not apply to pension plan contracts. All of the qualified retirement plans (described above) are defined as pension plan contracts for these purposes. Notwithstanding the exception of Qualified Contracts from application of the diversification rules, the investment vehicle for Western Reserve's Qualified Contracts (I.E., the Fund) will be structured to comply with the diversification standards because it serves as the investment vehicle for Non-Qualified Contracts as well as Qualified Contracts.

THE FIXED ACCOUNT

An Owner may allocate Net Purchase Payments and transfer Annuity Value to the Fixed Account, which is part of Western Reserve's general account. The Insurance Department of the State of Washington has disapproved, for Contracts issued in Washington, the ability both to allocate Net Purchase Payments to the Fixed Account and to transfer Annuity Value from Sub-Accounts to the Fixed Account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and neither the Fixed Account nor the general account has been registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these acts, and Western Reserve has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The portion of the Annuity Value allocated to the Fixed Account (the "Fixed Account Value") will be credited with rates of interest, as described below. Because the Fixed Account Value becomes part of Western Reserve's general account, Western Reserve assumes the risk of

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

investment gain or loss on this amount. All assets in the general account are subject to Western Reserve's general liabilities from business operations.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

The Fixed Account Value is guaranteed to accumulate at a minimum effective annual interest rate of 4%. Western Reserve presently credits the Fixed Account Value with current rates in excess of the minimum guarantee, but it is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Because Western Reserve, at its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Fixed Account Value will be credited with different current interest rates.

Western Reserve further guarantees that when a higher or lower current interest rate is declared on an allocation to the Fixed Account Value, that new interest rate will be guaranteed on such allocation for at least a one year period measured from the date of each Purchase Payment or transfer (the "Guarantee Period"). At the end of the Guarantee Period, Western Reserve reserves the right to declare a new current interest rate on such allocation and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account Value on that date). The rate declared on such allocation and accrued interest thereon at the end of each Guarantee Period will be guaranteed again for another Guarantee Period. At the end of any Guarantee Period, any interest credited on the Fixed Account Value in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of Western Reserve. The Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

Allocations from the Fixed Account Value to provide: a) partial withdrawal amounts, b) transfers to the Series Account, or c) the Annual Contract Charge are currently, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

Western Reserve reserves the right to change the method of crediting interest from time to time, provided that such changes will not have the effect of reducing the guaranteed rate of interest below 4% per annum.

FIXED ACCOUNT VALUE

At the end of any Valuation Period, the Fixed Account Value is equal to:

1. The sum of all Net Purchase Payments allocated to the Fixed Account; plus

2. Any amounts transferred from a Sub-Account to the Fixed Account; plus

3. Total interest credited to the Fixed Account; minus

4. Any amounts withdrawn from the Fixed Account to pay for partial withdrawals; minus

5. Any amounts transferred to a Sub-Account from the Fixed Account; minus

6. Any amounts charged to pay the Annual Contract Charge, premium tax, and transfer charges, if any.

ALLOCATIONS, TRANSFERS AND PARTIAL WITHDRAWALS

Net Purchase Payments and transfers to the Fixed Account will be allocated to the Fixed Account on the first Valuation Date on or following the date Western Reserve receives the payment or transfer request at its Administrative Office, except that any allocation of the initial Net Purchase Payment will take place on the Contract Date.

Transfers may be made from the Fixed Account to a Sub-Account once each Contract Year. The amount that may be transferred is the greater of (a) 25% of the amount in the Fixed Account, or (b) the amount transferred in the prior Contract Year from the Fixed Account, unless Western Reserve consents otherwise. No transfer charge will apply to transfers from the Fixed Account to a Sub-Account. Amounts may be withdrawn from the Fixed Account for partial withdrawals and Surrenders only upon written request and (other than for Surrenders) only with Western Reserve's consent. Western Reserve further reserves the right to defer payment of transfers, partial withdrawals, or Surrenders from the Fixed Account for up to six months. In addition, Contract provisions relating to transfers, partial withdrawals or Surrenders from the Series Account will also apply to the Fixed Account. Dollar Cost Averaging may be done from the Fixed Account. (See "THE CONTRACT--ACCUMULATION PROVISIONS--Transfers to and from, and among Allocation Options" on page 16.)

DISTRIBUTION OF THE CONTRACTS

The Contracts will be sold by individuals who, in addition to being licensed as life insurance agents for Western Reserve, are also registered representatives of InterSecurities, Inc., which has the same address as Western Reserve, an affiliate of Western Reserve and the principal underwriter of the Contracts, or of broker-dealers who have entered into written sales agreements with the principal underwriter. InterSecurities, Inc. is registered with the SEC under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No amounts have been retained by lntersecurities, Inc. for acting as principal underwriter for the Contracts. Broker-dealers will generally receive sales commissions of up to 5% of Purchase Payments. In addition, certain production, persistency and managerial bonuses may be paid. Subject to applicable Federal and state laws and regulations, Western Reserve may also pay compensation to banks and other financial institutions for their services in connection with the sale and servicing of the Contracts. The level of such compensation will not exceed that paid to broker-dealers for their sale of the Contracts. The offering of Contracts will be made on a continuing basis.

VOTING RIGHTS

To the extent required by law, Western Reserve will vote the Fund shares held in the Series Account at shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts of the Series Account. Except as required by the 1940 Act, the Fund does not hold regular or special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a

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

result Western Reserve determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

The number of votes that an Owner has the right to instruct will be calculated separately for each Sub-Account, and will be determined during the Accumulation Period by dividing the portion of the Annuity Value in that Sub-Account by $100. Fractional shares will be counted. After the Maturity Date, the number of votes that an Annuitant has the right to instruct will be calculated based on the liability for future variable annuity payments. This liability will be calculated on the basis of the mortality assumptions used in determining the number of units purchased by the Annuitant. Because this liability generally declines as any Annuitant ages, the number of votes attributable to that Annuitant will decrease over time.

The number of votes of the Portfolio that the Owner or Annuitant has the right to instruct will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

Western Reserve will vote Fund shares as to which no timely instructions are received and Fund shares that are not attributable to Owners in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will reduce the votes eligible to be cast by Western Reserve.

Each person having a voting interest in a Sub-Account will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

LEGAL PROCEEDINGS

There are at present no legal proceedings to which the Series Account is a party or to which the assets of the Series Account are subject. Western Reserve is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Series Account. InterSecurities, Inc., the Series Account's principal underwriter, is not presently a party to any legal proceedings that are likely to have a material adverse effect upon its ability to perform its contract with the Series Account.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains information and financial statements relating to the Series Account and Western Reserve. The Table of Contents of the Statement of Additional Information is set forth below:

1. Custodian

2. Independent Accountants

3. Legal Matters

4. Calculation of Performance Related Information

5. Addition, Deletion, and Substitution of Investments

6. Calculation of Variable Annuity Payments

7. Financial Statements

Inquiries and requests for a Statement of Additional Information should be directed to Western Reserve Life Assurance Co. of Ohio, P.O. Box 9051, Clearwater, Florida 34618-9051; telephone number (800) 851-9777.

WRL05024-01/97

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